UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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ADVANCED SERIES TRUST

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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 17, 2021

To the Shareholders:

At a meeting held on January 26-27, 2021, the Board of Trustees (the Board) of Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the AST Balanced Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (each, a Portfolio, and collectively, the Portfolios). Effective August 1, 2021, Jennison Associates LLC (Jennison), PGIM, Inc. (PGIM), ClearBridge Investments, LLC (ClearBridge), J.P. Morgan Investment Management, Inc. (J.P. Morgan), Massachusetts Financial Services Company (MFS) and Wellington Management Company LLP (Wellington, and collectively the New Subadvisers) were added as new subadvisers to the Portfolios.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolios, have entered into new subadvisory agreements with each of Jennison, PGIM, ClearBridge, J.P. Morgan, MFS, Wellington, and QMA LLC (QMA, and together with the New Subadvisers, the Subadvisers) to replace the existing subadvisory agreements with QMA (the New Subadvisory Agreements). In addition, PGIM and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, have entered into a sub-subadvisory agreement for the Portfolios (the Sub-Subadvisory Agreement). Prior to August 1, 2021, QMA served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside QMA as subadvisers to the Portfolios. The New Subadvisory Agreements and the Sub-Subadvisory Agreement became effective August 1, 2021. The investment management agreement relating to the Portfolios has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolios.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolios' subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENASTIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 17, 2021

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Balanced Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (each, a Portfolio, and collectively, the Portfolios) each a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolios' investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. Each Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolios.

This information statement relates to the approval by the Board of new subadvisory agreements for each Portfolio. At a meeting held on January 26-27, 2021 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved new subadvisory agreements for the Portfolios (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with each of Jennison Associates LLC (Jennison), PGIM, Inc. (PGIM), ClearBridge Investments, LLC (ClearBridge), J.P. Morgan Investment Management, Inc. (J.P. Morgan), Massachusetts Financial Services Company (MFS), Wellington Management Company LLP (Wellington, and collectively the New Subadvisers), and QMA LLC (QMA, and together with the New Subadvisers, the Subadvisers) to replace the existing subadvisory agreements with QMA. In addition, PGIM and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, have entered into a sub-subadvisory agreement for the Portfolios (the Sub-Subadvisory Agreement). Prior to August 1, 2021, QMA served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside QMA as subadvisers to the Portfolios. The New Subadvisory Agreements and the Sub-Subadvisory Agreement became effective August 1, 2021.

The investment objective of each of the Portfolios has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolios has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreement and the prior subadvisory agreements with QMA (the Prior Subadvisory Agreements) were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolios. A Notice of Internet Availability for this information statement will be mailed on or about

September 17, 2021 to shareholders investing in the Portfolios as of August 1, 2021.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENTS

Approval of the New Subadvisory Agreements

At the Meeting, the Board considered presentations made by the Manager concerning proposed changes to each Portfolio's principal investment strategy, subadvisory arrangements, investment management fee rate, and shareholder services and distribution plan under Rule 12b-1 under the 1940 Act (these changes are collectively referred to herein from time to time as the Portfolio Repositionings, and the Portfolios resulting from the Portfolio Repositionings are referred to herein from time to time as a Repositioned Portfolio).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement to increase the investment management fee rate payable by each Portfolio. The Board also approved the New Subadvisory Agreements with the Subadvisers.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the New Subadvisory Agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolios by the Manager and QMA under the existing Management Agreement and the Prior Subadvisory Agreements, respectively, and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and the Subadvisers under the proposed amended Management Agreement and the New Subadvisory Agreements.

The Board considered the proposed change to each Portfolio's principal investment strategy from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers, and noted that the proposed amended Management Agreement and the new subadvisory arrangements were intended to facilitate the strategy change. The Board received and considered information regarding each Subadviser's role as subadviser to a Portfolio. The Board noted that each Subadviser would be required to provide day-to-day portfolio management services and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

The Board considered the Manager's representation that the nature and extent of services to be provided by the Manager under the proposed amended Management Agreement would likely be greater than those provided by the Manager under the existing Management Agreement due to the increased oversight and other responsibilities under the proposed direct investment structure. The Board also considered the Manager's representation that the nature and extent of services to be provided by QMA under the new subadvisory agreement would increase beyond asset allocation services due to providing day-to-day portfolio management services to a Portfolio.

The Board concluded that, based on the nature and extent of the services to be provided to each Portfolio by the Manager and Subadvisers, the background information that it had reviewed regarding the Manager and each of the Subadvisers, and its prior experience of each with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to each Portfolio by the Manager and each of the Subadvisers. The Board concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolios by the Manager and the Subadvisers under the proposed amended Management Agreement and the New Subadvisory Agreements.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolios. The Board also received and considered hypothetical performance information of the Repositioned Portfolios, as well as a comparison of such performance information against the Portfolios' benchmark indexes and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information as part of future annual reviews of the Portfolios' management and subadvisory agreements.

Management and Subadvisory Fees

The Board considered the proposed management fee under the amended Management Agreement and the subadvisory fee rates payable by the Manager to each of the Subadvisers under the New Subadvisory Agreements. The Board noted that the Manager proposed an increase in the investment management fee rate for the Portfolios in order to effect the Portfolio Repositionings. The Board considered that the proposed management fee reflects the increased oversight and other responsibilities by the Manager as a result of the Portfolio Repositionings as compared to the Manager under the current Management Agreement.

The Board considered that the proposed subadvisory fee rates under the New Subadvisory Agreements reflect the operational and investment management responsibilities and corresponding costs to be incurred by the Subadvisers as compared to QMA under the Prior Subadvisory Agreements.

The Board further noted that while each Portfolio's management fee will increase, the net operating expense ratio of each Portfolio is expected to decrease. The Board noted that the decrease is primarily because each Portfolio will directly pay the costs of certain investment management services through its management fee, rather than indirectly paying these costs through the acquired fund fees and expenses of each underlying fund. In addition, the Board noted that the Manager would contractually waive a portion of its investment management fee through June 30, 2022 and will cap expenses for the Portfolios through at least June 30, 2023.

In light of the above, the Board concluded that the proposed management and subadvisory fee rates were reasonable.

Profitability

The Board noted that although the management fee to be paid by the Portfolios to the Manager would increase, the Manager does not expect its profitability to increase solely as a result of the increased management fee rate. However, the Board noted that the appointment of affiliated subadvisers was expected to increase the assets under management for those affiliated subadvisers, and would result in an overall increase in the profitability of the Manager and Prudential.

The Board noted that it would consider profitability information as part of future annual reviews of the management and subadvisory agreements.

Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolios grow in size. The Board considered that the proposed amended Management Agreement would include breakpoints that would reduce that fee rates if the applicable Portfolio increases in size. The Board considered that most of the proposed subadvisory agreements also include breakpoints. The Board noted that it would consider economies of scale information as part of future annual reviews of the management and subadvisory agreements.

Other Benefits to the Manager and Subadvisers

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by the Manager and each of the Subadvisers, and their respective affiliates, in connection with the Portfolio Repositionings. The Board concluded that any potential benefits to be derived by the

Manager and each of the Subadvisers, and their respective affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were similar to the benefits derived by the Manager and each of the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June 2020 Board meeting in connection with the renewal of the management and subadvisory agreements for the other AST portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the management and subadvisory agreements.

Conclusion

After full consideration of these factors, the Board approved the proposed amended Management Agreement and each of the New Subadvisory Agreements with the Subadvisers upon concluding that such approvals were in the best interests of each Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibits A-O.

Information about the Subadvisers

Jennison. Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of June 30, 2021, Jennison managed in excess of $241.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Additional information about Jennison is attached as Exhibit P.

PGIM. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of June 30, 2021, PGIM had approximately $1.51 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $954.30 billion in assets under management as of June 30, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of June 30, 2021, PGIM Limited managed approximately $58.63 billion in assets.

*PGIM Fixed Income's assets under management includes PGIM Limited's assets under management listed above. Additional information about PGIM is attached as Exhibit Q.

QMA. QMA, a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975. As of June 30, 2021, QMA managed approximately $119.7 billion in quantitative equity and global multi- asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Additional information about QMA is attached as Exhibit R.

ClearBridge. Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2021, ClearBridge's assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $198.5 billion, including $34.7 billion for which ClearBridge provides non- discretionary investment models to managed account sponsors.

Additional information about ClearBridge is attached as Exhibit S.

J.P. Morgan. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2021, J.P. Morgan and its affiliated companies had approximately $2.57 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

Additional information about J.P. Morgan is attached as Exhibit T.

MFS. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $661 billion as of June 30, 2021.

Additional information about MFS is attached as Exhibit U.

Wellington. Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2021, Wellington had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington is 280 Congress Street, Boston, Massachusetts 02210.

Additional information about Wellington is attached as Exhibit V.

Terms of the New Subadvisory Agreements

The material terms of the New Subadvisory Agreements are the same as the material terms of the Prior Subadvisory Agreements. The New Subadvisers are compensated by the Manager (and not the Portfolios) based on the amount of assets in the portion of each Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreements, the subadvisory fee rates under the New Subadvisory Agreements, and the subadvisory fees paid to QMA for the fiscal year ended December 31, 2020, are set forth below:

Portfolio	Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees
Paid for the Fiscal
Year Ended
December 31, 2020
AST	QMA	QMA	$5,614,237
Balanced	0.15% of average daily net assets for	For Asset Allocation Services:
Asset	"management services" for the	0.04% of average daily net assets
Allocation	liquidity sleeve of the Portfolio; and
Portfolio	0.04% of average daily net assets for	For Quantitative Equity Management (including the
	"additional services"	overlay sleeve):
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5 billion;
and
0.225% of average daily net assets over $6 billion.
PGIM
PGIM Fixed Income:
0.17% of average daily net assets to $750 million;
0.16% of the next $750 million of average daily net
assets; and
0.14% of average daily net assets over $1.5 billion.
Jennison
0.35% of average daily net assets to $100 million;
0.30% of the next $100 million of average daily net
assets;
0.275% of the next $300 million of average daily net
assets;
0.25% of the next $2.5 billion of average daily net
assets; and
0.23% of average daily net assets over $3 billion.
ClearBridge
0.35% of average daily net assets to $100 million;
0.29% of the next $150 million of average daily net
assets;
0.27% of the next $250 million of average daily net
assets; and
0.23% of average daily net assets over $500 million.
J.P. Morgan
For Large Cap Core:
0.20% of average daily net assets to $500 million;
0.18% of the next $500 million of average daily net
assets; and
0.17% of average daily net assets over $1 billion.
For Equity Income:
0.34% of average daily net assets
MFS
0.30% of average daily net assets to $100 million;
0.285% of the next $150 million of average daily net
assets;
6

Portfolio Prior Subadvisory Fee RatesNew Subadvisory Fee RatesSubadvisory Fees

Paid for the Fiscal

Year Ended

December 31, 2020

0.27% of the next $250 million of average daily net assets; and

0.25% of average daily net assets over $500 million.

Wellington

0.19% of average daily net assets

AST Capital	QMA
Growth	0.15% of average daily net assets for
Asset	"management services" for the
Allocation	liquidity sleeve of the Portfolio and
Portfolio	0.04% of average daily net assets for
"additional services"
QMA	$7,461,591

For Asset Allocation Services: 0.04% of average daily net assets

For Quantitative Equity Management (including the overlay sleeve):

0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets on next $5 billion; and

0.225% of average daily net assets over $6 billion.

PGIM

PGIM Fixed Income:

0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; and

0.14% of average daily net assets over $1.5 billion.

Jennison

0.35% of average daily net assets to $100 million; 0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets; and

0.23% of average daily net assets over $3 billion.

ClearBridge

0.35% of average daily net assets to $100 million; 0.29% of the next $150 million of average daily net assets;

0.27% of the next $250 million of average daily net assets; and

0.23% of average daily net assets over $500 million.

J.P. Morgan

For Large Cap Core:

0.20% of average daily net assets to $500 million; 0.18% of the next $500 million of average daily net assets; and

0.17% of average daily net assets over $1 billion.

For Equity Income:

0.34% of average daily net assets

MFS

0.30% of average daily net assets to $100 million; 0.285% of the next $150 million of average daily net assets;

0.27% of the next $250 million of average daily net assets; and

0.25% of average daily net assets over $500 million.

Portfolio	Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees
Paid for the Fiscal
Year Ended
December 31, 2020
Wellington
0.19% of average daily net assets
AST	QMA
Preservation	0.15% of average daily net assets for
Asset	"management services" for the
Allocation	liquidity sleeve of the Portfolio; and
Portfolio	0.04% of average daily net assets for
"additional services"
QMA	$3,164,075

For Asset Allocation Services: 0.04% of average daily net assets

For Quantitative Equity Management (including the overlay sleeve):

0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets on next $5 billion; and

0.225% of average daily net assets over $6 billion.

PGIM

PGIM Fixed Income:

0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; and

0.14% of average daily net assets over $1.5 billion.

Jennison

0.35% of average daily net assets to $100 million; 0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets; and

0.23% of average daily net assets over $3 billion.

ClearBridge

0.35% of average daily net assets to $100 million; 0.29% of the next $150 million of average daily net assets;

0.27% of the next $250 million of average daily net assets; and

0.23% of average daily net assets over $500 million.

J.P. Morgan

For Large Cap Core:

0.20% of average daily net assets to $500 million; 0.18% of the next $500 million of average daily net assets; and

0.17% of average daily net assets over $1 billion.

For Equity Income:

0.34% of average daily net assets

MFS

0.30% of average daily net assets to $100 million; 0.285% of the next $150 million of average daily net assets;

0.27% of the next $250 million of average daily net assets; and

0.25% of average daily net assets over $500 million.

Wellington

0.19% of average daily net assets

Jennison: For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the following will be aggregated:

(i)the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

PGIM Fixed Income: For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the following will be aggregated: (i) the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

J.P. Morgan: For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the following will be aggregated: (i) the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio; and (v) the AST Large-Cap Core Portfolio.

MFS: For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the following will be aggregated: (i) the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio.

In addition, MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

-AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS)

-AST Balanced Asset Allocation Portfolio (sleeve managed by MFS)

-AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS)

-AST Preservation Asset Allocation Portfolio (sleeve managed by MFS)

-AST Large-Cap Core Portfolio (sleeve managed by MFS)

-AST MFS Global Equity Portfolio

-AST MFS Growth Allocation Portfolio

-AST MFS Growth Portfolio

-AST MFS Large-Cap Value Portfolio

-AST Mid-Cap Growth Portfolio (sleeve managed by MFS)

-AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Co-Managers, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

QMA: For purposes of calculating the advisory fee payable to QMA, not including the asset allocation services, the assets managed by QMA in the following will be aggregated: (i) the AST Academic Strategies Asset Allocation Portfolio, (ii) the AST Balanced Asset Allocation Portfolio; (iii) the AST Capital Growth Asset Allocation Portfolio; (iv) the AST Preservation Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

In addition, QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: the AST Academic Strategies Asset Allocation Portfolio (QMA sleeves), the AST Balanced Asset Allocation Portfolio (QMA sleeves), the AST Capital Growth Asset Allocation Portfolio (QMA sleeves), the AST Large-Cap Core Portfolio (QMA sleeves), the AST Preservation Asset Allocation Portfolio (QMA sleeves), the AST Prudential Flexible Multi-Strategy Portfolio (QMA sleeves), the AST Prudential Growth Allocation Portfolio (QMA sleeves), the AST QMA International Core Equity Portfolio, and the AST QMA US Equity Alpha Portfolio (collectively, the Nine Portfolios).

The QMA Waiver discounts QMA's combined annualized subadvisory fees that it receives with respect to the assets it manages in the Nine Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.*

Combined Average Daily Net Assets	Percentage Fee Waiver
For Revenue up to $15 million
Up to $5 million	No Fee Reduction
From $5 million to $7.5 million	2.5% Fee Reduction
From $7.5 million to $10 million	5% Fee Reduction
From $10 million to $12.5 million	7.5% Fee Reduction
From $12.5 million to $15 million	12.5% Fee Reduction
When Revenue exceeds $15 million
Over $15 billion	15% Fee Reduction

*This relationship pricing discount will apply only to the managed security selection fee schedules – and not to the asset allocation fees. "Revenue" shall mean the fees for managed security selection.

Each New Subadvisory Agreement provides, as did the Prior Subadvisory Agreements, that subject to the supervision of the Manager and the Board, the Subadvisers are responsible for managing the investment operations of a portion of the assets of the Portfolios and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolios, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreements will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolios, (ii) the New Subadvisory Agreements will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreements may be terminated at any time by QMA, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreements.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Subadvisers will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of June 30, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $374.4 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of June 30, 2021, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $164.3 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of the Portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolios and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolios and the Subadvisers, and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolios and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolios and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with the Subadvisers, each Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to the Subadvisers, pursuant to the New Subadvisory Agreements; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and Western Asset.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that they will terminate automatically, if assigned (as defined in the 1940 Act), and that they may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates, the new contractual management fee rates, and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Prior Investment Management	New Investment Management
	Fee Rate*	Fee Rate**

AST Balanced Asset	0.15% of average daily net assets	0.7325% of average daily net assets to
Allocation Portfolio†		$300 million;
0.7225% on next $200 million of
average daily net assets;
0.7125% on next $250 million of
average daily net assets;
0.7025% on next $2.5 billion of average
daily net assets;
0.6925% on next $2.75 billion of
average daily net assets;
0.6625% on next $4 billion of average
daily net assets;
0.6425% on next $2.5 billion of average
daily net assets;
0.6225% on next $2.5 billion of average
daily net assets;
0.6025% on next $5 billion of average
daily net assets;
0.5825% on next $5 billion of average
daily net assets;
0.5625% on next $5 billion of average
daily net assets;
0.5425% on next $5 billion of average
daily net assets;
0.5225% on next $5 billion of average
daily net assets; and
0.5025% over $40 billion of average
daily net assets
	0.15% of average daily net assets	0.7325% of average daily net assets to
$300 million;

Aggregate

Investment

Management Fees

for the most recently completed fiscal year

$15,242,019

$19,214,579

Portfolio	Prior Investment Management	New Investment Management
	Fee Rate*	Fee Rate**

AST Capital Growth		0.7225% on next $200 million of
Asset Allocation		average daily net assets;
Portfolio†		0.7125% on next $250 million of
average daily net assets;
0.7025% on next $2.5 billion of average
daily net assets;
0.6925% on next $2.75 billion of
average daily net assets;
0.6625% on next $4 billion of average
daily net assets;
0.6425% on next $2.5 billion of average
daily net assets;
0.6225% on next $2.5 billion of average
daily net assets;
0.6025% on next $5 billion of average
daily net assets;
0.5825% on next $5 billion of average
daily net assets;
0.5625% on next $5 billion of average
daily net assets;
0.5425% on next $5 billion of average
daily net assets;
0.5225% on next $5 billion of average
daily net assets; and
0.5025% over $40 billion of average
daily net assets
AST Preservation	0.15% of average daily net assets	0.7325% of average daily net assets to
Asset Allocation		$300 million;
Portfolio†		0.7225% on next $200 million of
average daily net assets;
0.7125% on next $250 million of
average daily net assets;
0.7025% on next $2.5 billion of average
daily net assets;
0.6925% on next $2.75 billion of
average daily net assets;
0.6625% on next $4 billion of average
daily net assets;
0.6425% on next $2.5 billion of average
daily net assets;
0.6225% on next $2.5 billion of average
daily net assets;
0.6025% on next $5 billion of average
daily net assets;
0.5825% on next $5 billion of average
daily net assets;
0.5625% on next $5 billion of average
daily net assets;
0.5425% on next $5 billion of average
daily net assets;
0.5225% on next $5 billion of average
daily net assets; and
0.5025% over $40 billion of average
daily net assets

Aggregate

Investment

Management Fees

for the most recently completed fiscal year

$9,068,051

†The Manager will aggregate assets with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio for the purpose of calculating the management fee for each Portfolio.

*The Manager has voluntarily agreed to waive a portion of the Portfolio's investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds.

Fund of Fund Discounts: The Manager has agreed to a voluntary fee waiver arrangement that applies across each of the following portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio (collectively, the Fund of Funds Portfolios). This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

—Combined assets up to $10 billion: No fee reduction.

—Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

—Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

—Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

—Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

—Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

—Combined assets between $105 million and $125 billion: 12.5% reduction to effective fee rate.

—Combined assets above $125 billion: 15.0% reduction to effective fee rate.

**The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	President, Chief Executive Officer,	President, Chief Executive Officer, Chief
	Chief Operating Officer, Officer-in-	Operating Officer and Officer in Charge of
	Charge	PGIM Investments LLC (formerly known as
Prudential Investments LLC) (since January
2012); formerly Executive Vice President of
Jennison Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September 2009)
of AST Investment Services, Inc.; Senior Vice
President of Product Development and

Name	Position with ASTIS	Principal Occupations
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-
in-Charge

Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Chief Legal Officer, Executive Vice	N/A
	Assistant Secretary	President and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice	N/A
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance Officer
President
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice	Vice President
	Financial and Accounting	President
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolios. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, each Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. Since the distribution agreement for the Portfolios is new, the Portfolios did not pay any distribution fees for the most recently completed fiscal year.

Brokerage

For the most recently completed fiscal year, each Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid

AST Balanced Asset Allocation Portfolio	$217,998
AST Capital Growth Asset Allocation Portfolio	$344,530
AST Preservation Asset Allocation Portfolio	$106,690

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolios are set forth in Exhibit W to this information statement.

Andrew R. French

Secretary

Dated: September 17, 2021

EXHIBIT A

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

SUBADVISORY AGREEMENT

This Agreement (the "Agreement") is made as of this 19th day of May, 2021, by and among PGIM Investments LLC ("PGIM Investments"), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) ("ASTIS"), a Maryland corporation (together, the "Co-Managers") on the one hand, and on the other hand each, severally, of Jennison Associates LLC, a Delaware limited liability company ("Jennison"), QMA LLC, a New Jersey limited liability company ("QMA"), and PGIM, Inc., a New Jersey Corporation ("PGIM"). Each of Jennison, QMA and PGIM shall be referred to herein as a "Subadviser."

This Agreement replaces the previous subadvisory agreement for the AST Balanced Asset Allocation Portfolio.

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the "Allocated Assets"), and each Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board"), each Subadviser shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Co-Managers may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Co-Managers may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall (A) act in conformity with the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the "Trust Documents"), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co- operate with the Co-Managers' (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act and the Commodity Exchange Act of 1936, as amended (the "CEA"). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the "Commission"). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser, with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, "Brokers"), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the

Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide to the Trust's custodian (the "Custodian") on each business day with such information relating to its Allocated Assets as the Custodian may reasonably request, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor ("CTA") duly registered with the Commodity Futures Trading Commission (the "CFTC") and is a member in good standing of the National Futures Association (the "NFA"); provided, for the avoidance of doubt, that, as of the date of this Agreement, Jennison is neither a registered CTA nor a member of the NFA. Each Subadviser shall maintain such registration and membership in good standing, or compliance with applicable requirements for exemption therefrom, during the term of this Agreement. Further, each Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self- regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, and the Investment Advisers Act of 1940 (the "Advisers Act"), as amended.

(f)Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g)Each Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co- Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. Each Subadviser shall vote such proxies in accordance with its internal proxy voting policy.

(i)Pursuant to the delegation of fair valuation of the Trust's securities to the Co-Managers by the Board, the valuation committee of the Co-Managers shall have primary responsibility for valuation of the Trust's assets. The Co-Managers represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Co- Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Co-Managers shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Co- Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to each Subadviser regarding the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3.In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co-Managers to each Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4.(a) Each Subadviser acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser. Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)Each Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. Each Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section. At the Co-Managers' request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)Each Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)Each Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser's relevant staff.

(i)Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5.No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers. To the extent that each Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider. For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval by the Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940

Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co- Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegate to a Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Co-Managers"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser. No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

JENNISON ASSOCIATES LLC

By: /s/ William C. Ings

Name: William C. Ings

Title: Managing Director

Address for Notices: Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison's Chief Legal Officer).

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Fixed Income) 655 Broad Street

Newark, NJ 07102

Attention: Chief Legal Officer

Fax: 973-802-6834

For changes to guidelines and related communications: PGIM, Inc.

655 Broad Street, 8th Floor Newark, NJ 07102 Attention: Client Services Team

E-mail: pgim_client_services@pgim.com

QMA LLC

By: /s/ Stephen Brundage

Name: Stephen Brundage

Title: Vice President

Address for Notices:

QMA LLC

Gateway Center Two

100 Mulberry Street, Newark, NJ 07102

Attention: Secretary (with a copy to QMA LLC's Chief Legal Officer)

SCHEDULE A

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

As compensation for services provided by each Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay each Subadviser a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Subadviser	Subadvisory Fee for the Portfolio*, **

AST Balanced Asset	Jennison Associates LLC***	0.35% of average daily net assets to $100
Allocation Portfolio		million;
0.30% of the next $100 million of average
daily net assets;
0.275% of the next $300 million of average
daily net assets;
0.25% of the next $2.5 billion of average daily
net assets;
0.23% of average daily net assets over $3
billion
	PGIM Fixed Income, a business unit of	0.17% of average daily net assets to $750
	PGIM, Inc.***, +	million;
0.16% of the next $750 million of average
daily net assets;
0.14% of average daily net assets over $1.5
billion
	QMA LLC #	For Asset Allocation Services:
0.04% of average daily net assets
For Quantitative Equity Management
(including the overlay sleeve):
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5
billion;
0.225% of average daily net assets over $6
billion

*In the event a Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to a Subadviser with respect to the Allocated Assets so invested. Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

**The subadvisory assets managed by Jennison under the AST Balanced Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable Jennison, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to Jennison, the fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above. For purposes of determining this rate, the average daily net assets shall be the aggregate of the Allocated Assets together with the assets managed by Jennison in: (i) the AST Capital Growth Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

***The subadvisory assets managed by PGIM Fixed Income under the AST Balanced Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the AST Balanced Asset Allocation Portfolio will be aggregated with the assets managed by PGIM Fixed Income in: (i) the AST Capital Growth Asset Allocation Portfolio; (ii) the AST Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

+PGIM maintains a delegation agreement with PGIM Limited, an affiliated investment manager of PGIM that is authorized and regulated in the United Kingdom by the Financial Conduct Authority and registered with the US Securities and Exchange Commission under the Advisers Act and a portion of the subadvisory fee payable to PGIM as subadviser may be payable to PGIM Limited as a sub-subadviser under this Agreement.

#The subadvisory assets managed by QMA under the AST Balanced Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to QMA, not including asset allocation services, the average daily net assets in each underlying sleeve will be combined. The fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above

For purposes of calculating the advisory fee payable to QMA, not including the asset allocation services, the assets managed by QMA in the AST Balanced Asset Allocation Portfolio will be aggregated with the assets managed by QMA in: (i) the AST Preservation Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT B

ADVANCED SERIES TRUST

AST Capital Growth Asset Allocation Portfolio

Subadvisory Agreement

This Agreement (the "Agreement") is made as of this 19th day of May, 2021, by and among PGIM Investments LLC ("PGIM Investments"), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) ("ASTIS"), a Maryland corporation (together, the "Co-Managers") on the one hand, and on the other hand each, severally, of Jennison Associates LLC, a Delaware limited liability company ("Jennison"), QMA LLC, a New Jersey limited liability company ("QMA"), and PGIM, Inc., a New Jersey Corporation ("PGIM"). Each of Jennison, QMA and PGIM shall be referred to herein as a "Subadviser."

This Agreement replaces the previous subadvisory agreement for the AST Capital Growth Asset Allocation Portfolio.

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the "Allocated Assets"), and each Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board"), each Subadviser shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Co-Managers may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Co-Managers may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall (A) act in conformity with the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the "Trust Documents"), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co- operate with the Co-Managers' (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act and the Commodity Exchange Act of 1936, as amended (the "CEA"). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the "Commission"). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser, with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, "Brokers"), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide to the Trust's custodian (the "Custodian") on each business day with such information relating to its Allocated Assets as the Custodian may reasonably request, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor ("CTA") duly registered with the Commodity Futures Trading Commission (the "CFTC") and is a member in good standing of the National Futures Association (the "NFA"); provided, for the avoidance of doubt, that, as of the date of this Agreement, Jennison is neither a registered CTA nor a member of the NFA. Each Subadviser shall maintain such registration and membership in good standing, or compliance with applicable requirements for exemption therefrom, during the term of this Agreement. Further, each Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self- regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, and the Investment Advisers Act of 1940 (the "Advisers Act"), as amended.

(f)Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g)Each Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co- Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. Each Subadviser shall vote such proxies in accordance with its internal proxy voting policy.

(i)Pursuant to the delegation of fair valuation of the Trust's securities to the Co-Managers by the Board, the valuation committee of the Co-Managers shall have primary responsibility for valuation of the Trust's assets. The Co-Managers represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Co- Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Co-Managers shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Co- Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to each Subadviser regarding the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3.In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co-Managers to each Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4.(a) Each Subadviser acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser. Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)Each Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. Each Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section. At the Co-Managers' request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)Each Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)Each Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser's relevant staff.

(i)Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5.No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers. To the extent that each Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider. For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval by the Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co- Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegate to a Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Co-Managers"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser. No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

JENNISON ASSOCIATES LLC

By: /s/ William C. Ings

Name: William C. Ings

Title: Managing Director

Address for Notices: Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison's Chief Legal Officer).

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Fixed Income) 655 Broad Street

Newark, NJ 07102

Attention: Chief Legal Officer

Fax: 973-802-6834

For changes to guidelines and related communications: PGIM, Inc.

655 Broad Street, 8th Floor Newark, NJ 07102 Attention: Client Services Team

E-mail: pgim_client_services@pgim.com

QMA LLC

By: /s/ Stephen Brundage

Name: Stephen Brundage

Title: Vice President

Address for Notices:

QMA LLC

Gateway Center Two

100 Mulberry Street, Newark, NJ 07102

Attention: Secretary (with a copy to QMA LLC's Chief Legal Officer)

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by each Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay each Subadviser a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Subadviser	Subadvisory Fee for the Portfolio*

AST Capital Growth Asset	Jennison Associates LLC**	0.35% of average daily net assets to $100 million;
Allocation Portfolio		0.30% of the next $100 million of average daily
net assets;
0.275% of the next $300 million of average daily
net assets;
0.25% of the next $2.5 billion of average daily net
assets;
0.23% of average daily net assets over $3 billion
	PGIM Fixed Income, a business	0.17% of average daily net assets to $750 million;
	unit of PGIM, Inc.***, +	0.16% of the next $750 million of average daily
net assets;
0.14% of average daily net assets over $1.5
billion

	QMA LLC#	For Asset Allocation Services:
0.04% of average daily net assets
For Quantitative Equity Management (including
the overlay sleeve):
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5
billion;
0.225% of average daily net assets over $6 billion

*In the event a Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to a Subadviser with respect to the Allocated Assets so invested. Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

**The subadvisory assets managed by Jennison under the AST Capital Growth Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to Jennison, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to Jennison, the fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above. For purposes of determining this rate, the average daily net assets shall be the aggregate of the Allocated Assets together with the assets managed by Jennison in:

(i)the AST Balanced Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

***The subadvisory assets managed by PGIM Fixed Income under the AST Capital Growth Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the AST Capital Growth Asset Allocation Portfolio will be aggregated with the assets managed by PGIM Fixed Income in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

+PGIM maintains a delegation agreement with PGIM Limited, an affiliated investment manager of PGIM that is authorized and regulated in the United Kingdom by the Financial Conduct Authority and registered with the US Securities and Exchange Commission under the Advisers Act and a portion of the subadvisory fee payable to PGIM as subadviser may be payable to PGIM Limited as a sub-subadviser under this Agreement.

#The subadvisory assets managed by QMA under the AST Capital Growth Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to QMA, not including asset allocation services, the average daily net assets in each underlying sleeve will be combined. The fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above

For purposes of calculating the advisory fee payable to QMA, not including the asset allocation services, the assets managed by QMA in the AST Capital Growth Allocation Portfolio will be aggregated with the assets managed by QMA in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT C

ADVANCED SERIES TRUST

AST Preservation Asset Allocation Portfolio

Subadvisory Agreement

This Agreement (the "Agreement") is made as of this 19th day of May, 2021, by and among PGIM Investments LLC ("PGIM Investments"), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) ("ASTIS"), a Maryland corporation (together, the "Co-Managers") on the one hand, and on the other hand each, severally, of Jennison Associates LLC, a Delaware limited liability company ("Jennison"), QMA LLC, a New Jersey limited liability company ("QMA"), and PGIM, Inc., a New Jersey Corporation ("PGIM"). Each of Jennison, QMA and PGIM shall be referred to herein as a "Subadviser."

This Agreement replaces the previous subadvisory agreement for the AST Preservation Asset Allocation Portfolio.

WHEREAS, the Co-Managers have entered into a Management Agreement (the "Management Agreement") dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the "Trust") and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desires to retain each Subadviser to provide investment advisory services to the Trust in respect of one or more of its constituent series of shares as specified in Schedule A hereto and to manage such portion of the Trust as the Co-Managers shall from time to time direct (such portion of the Trust with respect to a Subadviser, the "Allocated Assets"), and each Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board"), each Subadviser shall manage such Allocated Assets as are delegated to such Subadviser by the Co-Managers from time to time, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions applicable to such Allocated Assets as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)Each Subadviser shall provide advice, management and supervision with respect to its Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Co-Managers may, from time to time, allocate and reallocate the Trust's assets among the Subadvisers. In addition, the Co-Managers may determine not to allocate any portion of the Trust's assets to a Subadviser for a period of time during the term of this Agreement. A Subadviser's responsibilities for providing investment advisory services to the Trust shall be limited solely to its Allocated Assets.

(ii)In the performance of its duties and obligations under this Agreement, each Subadviser shall (A) act in conformity with the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus, as provided to it by the Co-Managers (collectively, the "Trust Documents"), and with the instructions and directions of the Co-Managers or the Board; (B) reasonably co- operate with the Co-Managers' (or its designees') personnel responsible for monitoring the Trust's compliance; and (C) conform to, and comply with, the material requirements of all applicable federal and state laws and regulations, including but not limited to the 1940 Act and the Commodity Exchange Act of 1936, as amended (the "CEA"). In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the "Commission"). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(iii)Each Subadviser, with respect to its Allocated Assets, shall determine the securities, funds, futures contracts and other instruments to be purchased or sold, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with such Subadviser (collectively, "Brokers"), as such Subadviser may determine. In selecting brokers, dealers or futures commissions merchants with which to execute portfolio transactions, it is recognized that a Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, a Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. Each Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with such Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the

Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of such Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when a Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of such Subadviser, such Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by such Subadviser in the manner such Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Each Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Board such periodic and special reports as the Board may reasonably request. Each Subadviser shall make reasonably available its employees and officers for consultation with any of the members of the Board or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)Each Subadviser or an affiliate shall provide to the Trust's custodian (the "Custodian") on each business day with such information relating to its Allocated Assets as the Custodian may reasonably request, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by each Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others. Conversely, each Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "Co-Managers-of-Co-Managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. Each Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust, including any Subadviser, with respect to transactions in securities for the Trust's portfolio or any other transactions involving Trust assets.

(b)Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as members of the Board or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by each Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)Each Subadviser shall keep the Trust's books and records required to be maintained by such Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to such Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and each Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that such Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)Each Subadviser is, to the extent required by applicable law, a commodity trading advisor ("CTA") duly registered with the Commodity Futures Trading Commission (the "CFTC") and is a member in good standing of the National Futures Association (the "NFA"); provided, for the avoidance of doubt, that, as of the date of this Agreement, Jennison is neither a registered CTA nor a member of the NFA. Each Subadviser shall maintain such registration and membership in good standing, or compliance with applicable requirements for exemption therefrom, during the term of this Agreement. Further, each Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of such Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self- regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with all state and federal regulations, and the rules of any self-regulatory organization applicable to it including, for example, the 1940 Act, the CEA, and the Investment Advisers Act of 1940 (the "Advisers Act"), as amended.

(f)Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(g)Each Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co- Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(h)Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in its Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. Each Subadviser shall vote such proxies in accordance with its internal proxy voting policy.

(i)Pursuant to the delegation of fair valuation of the Trust's securities to the Co-Managers by the Board, the valuation committee of the Co-Managers shall have primary responsibility for valuation of the Trust's assets. The Co-Managers represents and warrants to each Subadviser that such delegation of valuation responsibility complies with applicable law. Upon reasonable request from the Co- Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information as to which the Subadviser has knowledge related to the investments being valued; provided, however, that the valuation committee of the Co-Managers shall retain primary day-to-day responsibility for valuation of the Trust's assets. In addition, each Subadviser will use its reasonable efforts to promptly notify the Co- Managers in the event that such Subadviser becomes aware that the Trust is carrying a security in such Subadviser's Allocated Assets at a value that such Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Custodian to provide) timely information to each Subadviser regarding the composition of assets in the Subadviser's Allocated Assets, cash requirements and cash available for investment in such Allocated Assets, and all other information as may be reasonably necessary for such Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of such Subadviser).

3.In consideration of the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation a fee equal to the average of the net asset value of the Allocated Assets determined each day during the preceding month multiplied by the annual rate set forth on the attached Schedule A. Liability for payment of compensation by the Co-Managers to each Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to such Subadviser by the Co-Managers.

4.(a) Each Subadviser acknowledges that, in the course of its engagement by the Co-Managers, a Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business in relation to services provided to the Trust by the Subadviser. Such information, with respect to a Subadviser which knows or should know is confidential, is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as it relates to services provided to the Trust by the Subadviser.

(b)Each Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. Each Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Co-Managers if such Subadviser is in material breach of this Section. At the Co-Managers' request, the Subadviser shall certify in writing to the Co-Managers, its compliance with the terms of this Section.

(c)Each Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security

Program and this Agreement.

(d)Each Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in such Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser shall not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Information Security Program shall include, without limitation: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information; (ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred (each, a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(g)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(h)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice, reasonable assistance and cooperation of the Subadviser's relevant staff.

(i)Notwithstanding any obligations set forth in this Agreement (including this section 4), the Co-Managers acknowledge and agree that the Subadvisers shall not be required to share any privileged or confidential information, proprietary data, quantitative models and similar information with the Co-Managers.

5.No Subadviser will engage any third party to provide services with respect to its Allocated Assets without the express written consent of the Co-Managers. To the extent that each Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to its Allocated Assets. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider. For the avoidance of doubt, none of the Custodian or any party with or through whom a Subadviser trades shall be deemed to be an agent engaged by Subadviser for purposes of this section 5.

6.Each Subadviser assumes no responsibility under this Agreement other than to render the services to be provided by such Subadviser hereunder in good faith. No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on such Subadviser's part in the performance of its duties hereunder or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against such Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, its respective affiliated persons, officers, directors, and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of such Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for an initial term of one year from the date hereof and such term shall extend automatically each year thereafter for subsequent one-year terms; provided that each annual extension is subject to approval by the Board; and, provided further that this Agreement may be terminated (a) without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Trust as provided in the 1940 Act, or (b) by the Co-Managers or by a Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Termination of this Agreement by a Subadviser shall terminate this Agreement only with respect to such Subadviser and the Agreement shall otherwise continue in full force and effect. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co-

Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of such Subadviser.

To the extent that the Co-Managers delegate to a Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, such Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser, provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Co-Managers"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to a Subadviser at the address set forth beneath its signature below.

8.Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

14.The obligations of each Subadviser hereunder are several and not joint. Each Subadviser shall be liable only for its own obligations hereunder. No Subadviser shall be a guarantor of or jointly liable for the obligations of any other Subadviser. No Subadviser shall have any interest in the performance of, or remedy against, any other Subadviser in connection herewith.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

JENNISON ASSOCIATES LLC

By: /s/ William C. Ings

Name: William C. Ings

Title: Managing Director

Address for Notices: Jennison Associates LLC

477 Lexington Avenue, New York, NY 10017

Attention: Secretary (with a copy to Jennison's Chief Legal Officer).

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

Address for Notices:

PGIM, Inc. (PGIM Fixed Income) 655 Broad Street

Newark, NJ 07102

Attention: Chief Legal Officer

Fax: 973-802-6834

For changes to guidelines and related communications: PGIM, Inc.

655 Broad Street, 8th Floor Newark, NJ 07102 Attention: Client Services Team

E-mail: pgim_client_services@pgim.com

QMA LLC

By: /s/ Stephen Brundage

Name: Stephen Brundage

Title: Vice President

Address for Notices:

QMA LLC

Gateway Center Two

100 Mulberry Street, Newark, NJ 07102

Attention: Secretary (with a copy to QMA LLC's Chief Legal Officer)

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by each Subadviser, acting severally and not jointly, PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay each Subadviser a subadvisory fee on the net assets managed by such Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Subadviser	Subadvisory Fee for the Portfolio*

AST Preservation Asset	Jennison Associates LLC**	0.35% of average daily net assets to $100 million;
Allocation Portfolio		0.30% of the next $100 million of average daily
net assets;
0.275% of the next $300 million of average daily
net assets;
0.25% of the next $2.5 billion of average daily net
assets;
0.23% of average daily net assets over $3 billion
	PGIM Fixed Income, a business	0.17% of average daily net assets to $750 million;
	unit of PGIM, Inc.***, +	0.16% of the next $750 million of average daily
net assets;
0.14% of average daily net assets over $1.5
billion

	QMA LLC#	For Asset Allocation Services:
0.04% of average daily net assets
For Quantitative Equity Management (including
the overlay sleeve):
0.30% of average daily net assets to $1 billion;
0.25% of average daily net assets on next $5
billion;
0.225% of average daily net assets over $6 billion

*In the event a Subadviser invests its Allocated Assets in any other pooled investment vehicle it manages or subadvises, such Subadviser will waive its subadvisory fee hereunder in an amount equal to the acquired fund fee paid to a Subadviser with respect to the Allocated Assets so invested. Notwithstanding the foregoing, under no circumstances will the subadvisory fee waivers referred to in the preceding sentence exceed 100% of the subadvisory fee.

**The subadvisory assets managed by Jennison under the AST Preservation Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to Jennison, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to Jennison, the fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above. For purposes of determining this rate, the average daily net assets shall be the aggregate of the Allocated Assets together with the assets managed by Jennison in:

(i)the AST Capital Growth Asset Allocation Portfolio; (ii) the Balanced Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

***The subadvisory assets managed by PGIM Fixed Income under the AST Preservation Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to PGIM Fixed Income, the average daily net assets in each underlying sleeve will be combined.

For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income in the AST Preservation Asset Allocation Portfolio will be aggregated with the assets managed by PGIM Fixed Income in:

(i)the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

+PGIM maintains a delegation agreement with PGIM Limited, an affiliated investment manager of PGIM that is authorized and regulated in the United Kingdom by the Financial Conduct Authority and registered with the US Securities and Exchange Commission under the Advisers Act and a portion of the subadvisory fee payable to PGIM as subadviser may be payable to PGIM Limited as a sub-subadviser under this Agreement.

#The subadvisory assets managed by QMA under the AST Preservation Asset Allocation Portfolio are comprised of underlying sleeves. For purposes of calculating the subadvisory fee payable to QMA, not including asset allocation services, the average daily net assets in each underlying sleeve will be combined. The fee percentage applicable to the Allocated Assets will be a single blended rate determined in accordance with the schedule set forth above

For purposes of calculating the advisory fee payable to QMA, not including the asset allocation services, the assets managed by QMA in the AST Preservation Asset Allocation Portfolio will be aggregated with the assets managed by QMA in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Prudential Growth Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT D

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17 day of May, 2021 between PGIM Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and ClearBridge Investments, LLC, a Delaware corporation (ClearBridge or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker- dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the

Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment- related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things,

(i)continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co- Managers.

(h)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust's portfolio securities and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business in relation to the Series of the Trust allocated to Subadviser. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as relates to the Series of the Trust allocated to Subadviser.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information,(ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(g)The Subadviser shall notify the Co-Managers promptly and without unreasonable delay, but in no event more than 48 hours after determining that any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co- Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co- Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co- Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(h)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(i)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide investment advisory services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent the Subadviser receives approval from the Co-Managers to engage such third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and their directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co- Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co- Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Manager"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 620 8th Avenue, 47th Floor, New York, New York, 10018, Attention: General Counsel.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

CLEARBRIDGE INVESTMENTS, LLC

By: /s/Cynthia K. List

Name: Cynthia K. List

Title: CFO

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by ClearBridge Investments (ClearBridge), LLC, PGIM Investments LLC and AST Investment Services, Inc. will pay ClearBridge a subadvisory fee on the net assets managed by ClearBridge that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee*, **
AST Balanced Asset Allocation Portfolio	0.35% of average daily net assets to $100 million;
0.29% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.23% of average daily net assets over $500 million

*In the event ClearBridge invests Portfolio assets in other pooled investment vehicles it manages or subadvises, ClearBridge will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to ClearBridge with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to ClearBridge, the assets managed by ClearBridge in the AST Balanced Asset Allocation Portfolio will be aggregated with the assets managed by ClearBridge in: (i) the AST Capital Growth Asset Allocation Portfolio; and (ii) the Preservation Asset Allocation Portfolio.

Dated as of : May 17, 2021

EXHIBIT E

ADVANCED SERIES TRUST

AST Capital Growth Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17 day of May, 2021 between PGIM Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and ClearBridge Investments, LLC, a Delaware corporation (ClearBridge or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker- dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust's portfolio securities and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business in relation to the Series of the Trust allocated to Subadviser. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as relates to the Series of the Trust allocated to Subadviser.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information,(ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(g)The Subadviser shall notify the Co-Managers promptly and without unreasonable delay, but in no event more than 48 hours after determining that any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co- Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(h)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(i)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide investment advisory services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent the Subadviser receives approval from the Co-Managers to engage such third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and their directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co- Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Manager"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 620 8th Avenue, 47th Floor, New York, New York, 10018, Attention: General Counsel.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

CLEARBRIDGE INVESTMENTS, LLC

By: /s/Cynthia K. List

Name: Cynthia K. List

Title: CFO

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by ClearBridge Investments (ClearBridge), LLC, PGIM Investments LLC and AST Investment Services, Inc. will pay ClearBridge a subadvisory fee on the net assets managed by ClearBridge that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee*, **
AST Capital Growth Asset Allocation Portfolio	0.35% of average daily net assets to $100 million;
0.29% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.23% of average daily net assets over $500 million

*In the event ClearBridge invests Portfolio assets in other pooled investment vehicles it manages or subadvises, ClearBridge will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to ClearBridge with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to ClearBridge, the assets managed by ClearBridge in the AST Capital Growth Asset Allocation Portfolio will be aggregated with the assets managed by ClearBridge in: (i) the AST Balanced Asset Allocation Portfolio; and (ii) the Preservation Asset Allocation Portfolio.

Dated as of: May 17, 2021

EXHIBIT F

ADVANCED SERIES TRUST

AST Preservation Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17 day of May, 2021 between PGIM Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (AST), a Maryland corporation (together, the Co-Managers), and ClearBridge Investments, LLC, a Delaware corporation (ClearBridge or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker- dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Subadviser may execute on behalf of the Trust certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of such Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust's portfolio securities and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conduct business in relation to the Series of the Trust allocated to Subadviser. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral as relates to the Series of the Trust allocated to Subadviser.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Manager, or to any person who may be identified by Confidential Information. The Subadviser shall promptly and without unreasonable delay, but in no event more than 48 hours of learning of a material breach of this Section, notify the Manager if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain an appropriate Information Security Program which includes, but is not limited to: (i) access controls to prevent the unauthorized or inappropriate use of Confidential Information,(ii) periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality and integrity of Confidential Information; and (iii) regular penetration and vulnerability testing of its information technology infrastructure and networks.

(f)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any intrusions of any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(g)The Subadviser shall notify the Co-Managers promptly and without unreasonable delay, but in no event more than 48 hours after determining that any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, employees or third parties related to the Security Incident, which may include requests for all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co- Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(h)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(i)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice reasonable assistance and cooperation of the Subadviser's relevant staff.

5.The Subadviser will not engage any third party to provide investment advisory services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent the Subadviser receives approval from the Co-Managers to engage such third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and their directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co- Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser provided however, that if a party other than the Subadviser is engaged to transition the portfolio to the Subadviser's strategy (a "Transition Manager"), Subadviser shall have no responsibilities under Sections 1(a)(iii) and (v) until such time as the portfolio is released to the Subadviser for trading.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 620 8th Avenue, 47th Floor, New York, New York, 10018, Attention: General Counsel.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

CLEARBRIDGE INVESTMENTS, LLC

By: /s/ Cynthia K. List

Name: Cynthia K. List

Title: CFO

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by ClearBridge Investments (ClearBridge), LLC, PGIM Investments LLC and AST Investment Services, Inc. will pay ClearBridge a subadvisory fee on the net assets managed by ClearBridge that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee*, **
AST Preservation Asset Allocation Portfolio	0.35% of average daily net assets to $100 million;
0.29% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.23% of average daily net assets over $500 million

*In the event ClearBridge invests Portfolio assets in other pooled investment vehicles it manages or subadvises, ClearBridge will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to ClearBridge with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to ClearBridge, the assets managed by ClearBridge in the AST Preservation Asset Allocation Portfolio will be aggregated with the assets managed by ClearBridge in: (i) the AST Balanced Asset Allocation Portfolio; and (ii) the Capital Growth Asset Allocation Portfolio.

Dated as of : May 17, 2021

EXHIBIT G

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc., a Delaware corporation, (J.P. Morgan or the Subadviser), and effective as of a date mutually agreed upon by the Co-Managers and Subadviser;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Allocated Portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Allocated Portion, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and, for any portion of the Portfolio managed by the Subadviser from its offices outside the United Kingdom, the research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. (If the Subadviser manages a portion of the Portfolio's assets from its offices in the United Kingdom ("UK Managed Assets"), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Brokerage commissions paid on transactions involving assets the Subadviser manages from its offices outside the United Kingdom ("Non-UK Managed Assets") may compensate the broker for both trade execution and investment research services.)

For Non-UK Managed Assets, the Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain the best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the Co-Managers or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust. The Co-Managers hereby acknowledge receipt of the current best execution policy of Subadviser's London branch and consent to Subadviser following such policy. Subadviser shall provide the Co-Managers with updated versions of such policy as it may be amended, supplemented, or modified from time to time. Subject to the requirements of U.S. laws rules, and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the Advisers Act), and the rules thereunder, the Co-Managers agree that the Subadviser's London branch may follow the then-current version of such best execution policy in managing the portion of the Portfolio's assets assigned to it. In addition, the Co-Managers agree that in managing the portion of the Portfolio's assets assigned to it, the Subadviser's London branch may execute trades outside a trading venue as that term is defined in the "Markets in Financial Instruments Directive."

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Co-Managers hereby authorize Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures account agreements and master agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading Commission ("CFTC") Regulation Rule 4.7, the Co-Managers on behalf of the Portfolio consent to the Portfolio's treatment by the Subadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii)The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Co-Managers acknowledge that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. Manager acknowledges and agrees that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Manager or any of Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Co-Managers, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule

17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser's services and information on the Subadviser's conflicts of interest policy may be found in the Subadviser's FCA Disclosure Document and its current Form ADV provided to the Co-Managers.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Co-Managers copies of (i) all records prepared in connection with the performance of this Agreement and (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): (i) upon the request of the Co- Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments; and (ii) notifying the Co-Managers in the event the Subadviser has reason to believe that the price it has received for a portfolio investment held by the Allocated Portion does not appear to reflect corporate actions, news, significant events or such investment otherwise requires review to determine if fair valuation may be necessary under the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist them in their valuation of the investments of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co- Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co- Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon Co-Managers' request, Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with Co-Managers' staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Co-Managers. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Co- Managers. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Co-Managers for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Co-Managers will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Co-Managers and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Co-Managers engage a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 277 Park Avenue, Floor 8, New York, NY 10172, Attention: Scott Moritz.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.The Co-Managers and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Co-Managers and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Co-Managers or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Co-Managers and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Co-Managers and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Scott Moritz

Name: Scott Moritz

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Balanced Asset Allocation	Large Cap Core Sleeve:
Portfolio	0.20% of average daily net assets to $500 million;
0.18% of the next $500 million of average daily net assets; and
0.17% of average daily net assets over $1 billion
Equity Income Sleeve:
0.34% of average daily net assets

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the AST Balanced Asset Allocation Portfolio will be aggregated with the assets managed by J.P. Morgan in: (i) the AST Capital Growth Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Large-Cap Core Portfolio.

Dated as of: May 13, 2021

EXHIBIT H

ADVANCED SERIES TRUST

AST Capital Growth Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc., a Delaware corporation, (J.P. Morgan or the Subadviser), and effective as of a date mutually agreed upon by the Co-Managers and Subadviser;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Allocated Portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Allocated Portion, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and, for any portion of the Portfolio managed by the Subadviser from its offices outside the United Kingdom, the research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. (If the Subadviser manages a portion of the Portfolio's assets from its offices in the United Kingdom ("UK Managed Assets"), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Brokerage commissions paid on transactions involving assets the Subadviser manages from its offices outside the United Kingdom ("Non-UK Managed Assets") may compensate the broker for both trade execution and investment research services.)

For Non-UK Managed Assets, the Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain the best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the Co-Managers or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust. The Co-Managers hereby acknowledge receipt of the current best execution policy of Subadviser's London branch and consent to Subadviser following such policy. Subadviser shall provide the Co-Managers with updated versions of such policy as it may be amended, supplemented, or modified from time to time. Subject to the requirements of U.S. laws rules, and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the Advisers Act), and the rules thereunder, the Co-Managers agree that the Subadviser's London branch may follow the then-current version of such best execution policy in managing the portion of the Portfolio's assets assigned to it. In addition, the Co-Managers agree that in managing the portion of the Portfolio's assets assigned to it, the Subadviser's London branch may execute trades outside a trading venue as that term is defined in the "Markets in Financial Instruments Directive."

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Co-Managers hereby authorize Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures account agreements and master agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading Commission ("CFTC") Regulation Rule 4.7, the Co-Managers on behalf of the Portfolio consent to the Portfolio's treatment by the Subadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii)The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Co-Managers acknowledge that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. Manager acknowledges and agrees that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Manager or any of Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Co-Managers, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule

17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser's services and information on the Subadviser's conflicts of interest policy may be found in the Subadviser's FCA Disclosure Document and its current Form ADV provided to the Co-Managers.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Co-Managers copies of (i) all records prepared in connection with the performance of this Agreement and (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): (i) upon the request of the Co- Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments; and (ii) notifying the Co-Managers in the event the Subadviser has reason to believe that the price it has received for a portfolio investment held by the Allocated Portion does not appear to reflect corporate actions, news, significant events or such investment otherwise requires review to determine if fair valuation may be necessary under the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist them in their valuation of the investments of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co- Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co- Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon Co-Managers' request, Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with Co-Managers' staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Co-Managers. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Co- Managers. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Co-Managers for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Co-Managers will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Co-Managers and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Co-Managers engage a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 277 Park Avenue, Floor 8, New York, NY 10172, Attention: Scott Moritz.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.The Co-Managers and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Co-Managers and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Co-Managers or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Co-Managers and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Co-Managers and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Scott Moritz

Name: Scott Moritz

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Capital Growth Asset Allocation	Large Cap Core Sleeve:
Portfolio	0.20% of average daily net assets to $500 million;
0.18% of the next $500 million of average daily net assets; and
0.17% of average daily net assets over $1 billion
Equity Income Sleeve:
0.34% of average daily net assets

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the AST Capital Growth Asset Allocation Portfolio will be aggregated with the assets managed by J.P. Morgan in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Large-Cap Core Portfolio.

Dated as of: May 13, 2021

EXHIBIT I

ADVANCED SERIES TRUST

AST Preservation Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and J.P. Morgan Investment Management Inc., a Delaware corporation, (J.P. Morgan or the Subadviser), and effective as of a date mutually agreed upon by the Co-Managers and Subadviser;

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and AST act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, a Portfolio or the Trust and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers (the "Allocated Portion"), including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Allocated Portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust that are not inconsistent with the Trust Documents), cooperate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal laws and regulations. In addition, the Subadviser shall manage the Allocated Portion in conformity with applicable state laws and regulations and such state insurance laws as Manager informs Subadviser are applicable to the Trust ("State Insurance Laws"). In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in the preparation and filing of such reports as the Trust is, or may in the future be, required to file with the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Allocated Portion, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), as it determines in its discretion subject to the requirements of this subsection (iii). In executing transactions for the Trust and selecting Brokers, the Subadviser will use its best efforts to seek on behalf of the Trust the best overall terms available. Within the framework of this policy, the Subadviser shall consider all the factors that it deems relevant including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the Broker, the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis and, for any portion of the Portfolio managed by the Subadviser from its offices outside the United Kingdom, the research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. (If the Subadviser manages a portion of the Portfolio's assets from its offices in the United Kingdom ("UK Managed Assets"), the brokerage commissions paid on transactions in the UK Managed Assets will compensate the broker for trade execution only. Brokerage commissions paid on transactions involving assets the Subadviser manages from its offices outside the United Kingdom ("Non-UK Managed Assets") may compensate the broker for both trade execution and investment research services.)

For Non-UK Managed Assets, the Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain the best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the Co-Managers or Subadviser determine(s) in good faith that such commission was reasonable in relation to the value of the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it or an affiliate may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust. The Co-Managers hereby acknowledge receipt of the current best execution policy of Subadviser's London branch and consent to Subadviser following such policy. Subadviser shall provide the Co-Managers with updated versions of such policy as it may be amended, supplemented, or modified from time to time. Subject to the requirements of U.S. laws rules, and regulations, including, without limitation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the Advisers Act), and the rules thereunder, the Co-Managers agree that the Subadviser's London branch may follow the then-current version of such best execution policy in managing the portion of the Portfolio's assets assigned to it. In addition, the Co-Managers agree that in managing the portion of the Portfolio's assets assigned to it, the Subadviser's London branch may execute trades outside a trading venue as that term is defined in the "Markets in Financial Instruments Directive."

(iv)The Subadviser is authorized to purchase, sell, hold and generally deal in and with derivatives as set forth in the Prospectus of the Trust. The Co-Managers hereby authorize Subadviser to open accounts and execute documents, representations, warranties, indemnities and representation letters in the name of, binding against and on behalf of the Trust, including without limitation, futures account agreements and master agreements related to derivatives transactions for all purposes necessary or desirable in Subadviser's view to effectuate Subadviser's activities under this Agreement. To the extent the Portfolio qualifies as a "qualified eligible person" within the meaning of the Commodity Futures Trading Commission ("CFTC") Regulation Rule 4.7, the Co-Managers on behalf of the Portfolio consent to the Portfolio's treatment by the Subadviser as a qualified eligible person.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the Allocated Portion, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii)The Subadviser and the Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Co-Managers acknowledge that investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Manager agrees that Subadviser may give advice and take action with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Trust. It is Subadviser's policy, to the extent practicable, to allocate investment opportunities among clients over a period of time on a fair and equitable basis. Manager recognizes that Subadviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. It is understood that Subadviser shall not have any obligations to purchase or sell, or to recommend for purchase or sale, for the Trust any security which Subadviser or its affiliates, their directors, officers, principals or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust, except as required by law. Nothing in this Agreement will in any way limit or restrict Subadviser or any of its respective officers, directors, principals, affiliates or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. Manager acknowledges and agrees that Subadviser and its affiliates may make different investment decisions with respect to each of its clients or for its own account, and that such fact shall not be relied upon by Manager or any of Manager's agents or representatives as evidence of a breach of Subadviser 's duties hereunder. Nothing in this Agreement shall limit or restrict the right of the Subadviser, the Co-Managers, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

(ix)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule

17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(x)Conflicts of interest may arise in the course of providing the Subadviser's services and information on the Subadviser's conflicts of interest policy may be found in the Subadviser's FCA Disclosure Document and its current Form ADV provided to the Co-Managers.

(b)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) to the extent permitted by law, regulation, regulatory requirement or the Subadviser's policy, the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(d)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures designed to comply with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable federal regulations and state law and/or requirements, State Insurance Laws and applicable rules of any self-regulatory organization.

(e)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to comply with the 1940 Act, the Advisers Act, and other applicable federal laws and regulations, state law and/or requirements and State Insurance Laws. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f)The Subadviser shall furnish to the Co-Managers copies of (i) all records prepared in connection with the performance of this Agreement and (ii) any reports prepared for external distribution in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Allocated Portion in accordance with the Subadviser's proxy voting policy in effect from time to time and the Subadviser will comply with such reasonable reporting and other requirements as shall be established by the Co-Managers.

(h)The Subadviser agrees to provide reasonable assistance to the Co-Managers or the Trust's Custodian in determining the value of any of the Trust's portfolio investments. Such reasonable assistance shall include (but is not limited to): (i) upon the request of the Co- Managers or the Trust's Custodian, assisting in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to portfolio investments; and (ii) notifying the Co-Managers in the event the Subadviser has reason to believe that the price it has received for a portfolio investment held by the Allocated Portion does not appear to reflect corporate actions, news, significant events or such investment otherwise requires review to determine if fair valuation may be necessary under the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser shall make its employees and officers reasonably available for consultation with the valuation committee of the Trust or the Co-Managers to assist them in their valuation of the investments of the Trust as the valuation committee or the Co-Managers may request from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(i)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j)The Subadviser shall comply with the applicable portions of the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co- Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Allocated Portion, cash requirements and cash available for investment in the Allocated Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the Allocated Portion as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Co- Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.Confidentiality. (a) Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Allocated Portion ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates under common control with Recipient on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b)Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process, or by a governmental or regulatory agency or authority), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will, to the extent permitted by law, regulation or regulatory authority, give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information. Notwithstanding anything to the contrary in the foregoing, no such notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over the Recipient or any of its affiliates.

(d)Notwithstanding anything to the contrary in the foregoing, to the extent that any market counterparty with whom Subadviser deals requires information relating to the Portfolio or the Trust (including, but not limited to, the identity and market value of the Portfolio, or the Allocated Portion), Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Trust.

5.The Parties' Information Security Programs. Each party represents and warrants the following:

(a)It and its parent company have implemented and currently maintain an effective information security program (the "Information Security Program") which includes administrative, technical, and physical safeguards and other security measures necessary to protect (i) the security and confidentiality of Confidential Information; (ii) against anticipated threats or hazards to the security or integrity of Confidential Information; and (iii) against unauthorized access to, destruction, modification, disclosure or use of Confidential Information.

(b)Its Information Security Program complies with applicable laws and regulations with respect to the privacy and data security of Confidential Information.

(c)It shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to its employees who require such access in order to provide the services under this Agreement.

(d)It or its parent company conducts risk assessments as it determines to be reasonably necessary to identify and assess risks to the security, confidentiality, and integrity of Confidential Information; and evaluates, where necessary, the effectiveness of its information security controls.

(e)In the event that it confirms unauthorized access, disclosure, or material damage to Confidential Information (each a "Security Incident"), it shall notify the other party as soon as reasonably practicable.

(f)It shall provide the other party with information related to its Information Security Program.

(g)Upon Co-Managers' request, Subadviser will include a member(s) of its staff that is familiar with its Information Security Program in the periodic due diligence meetings with Co-Managers' staff to provide a presentation and answer questions on its Information Security Program.

6.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Allocated Portion without the express written consent of the Co-Managers. The Subadviser may employ an affiliate or a third party to perform administrative duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Co- Managers. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser agrees that it remains liable to the Co-Managers for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Co-Managers and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 6; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

7.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, its affiliated persons, and their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a direct result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Neither the Co-Managers nor the Subadviser shall be liable for any special, consequential, incidental or punitive damages.

8.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a Portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated Portfolio or portion thereof shall commence as of the close of business on the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Co-Managers will commence the transition process for the delegated Portfolio or portion thereof of the Portfolio listed on Schedule A at the close of business on a date mutually agreed upon by the Co-Managers and the Subadviser and the Subadviser will become a subadviser of the Portfolio at that time. Notwithstanding anything to the contrary in the foregoing, if the Co-Managers engage a transition manager to execute purchases and sales in the delegated Portfolio or delegated portion thereof, the Subadviser will not be liable for losses caused by the default, fraud, act or omission, negligence or willful misconduct of such transition manager.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 277 Park Avenue, Floor 8, New York, NY 10172, Attention: Scott Moritz.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.The Co-Managers and the Trust each acknowledges that the Subadviser operates so as to comply with all applicable federal, state and local laws relating to the prevention of money laundering and terrorist financing. The Co-Managers and the Trust each hereby acknowledges that it or its service provider agent has policies and procedures in place designed to comply with Anti -Money Laundering ("AML") requirements in the United States, including the Bank Secrecy Act as amended by the USA PATRIOT ACT as amended, and other applicable laws and regulations in those jurisdictions where the Co-Managers or the Trust operate, relating to the prevention of money laundering and terrorist financing ("AML Program"). The Co-Managers and the Trust each also acknowledges that it or its service provider agent has policies and procedures in place designed to comply with the prohibitions and restrictions mandated by the U.S. Treasury Department's Office of Foreign Assets Control and all other sanctions laws and regulations applicable in the jurisdictions in which it operates. To the knowledge of the Co-Managers and the Trust, any solicitations and other activities by it or, as applicable, its service providers in connection with the Trust have been and will be conducted in accordance with such applicable AML and sanctions laws and regulations

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Scott Moritz

Name: Scott Moritz

Title: Vice President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by J.P. Morgan Investment Management Inc. (J.P. Morgan), PGIM Investments LLC and AST Investment Services, Inc. will pay J.P. Morgan a subadvisory fee on the average daily net assets managed by J.P. Morgan that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Preservation Asset Allocation	Large Cap Core Sleeve:
Portfolio	0.20% of average daily net assets to $500 million;
0.18% of the next $500 million of average daily net assets; and
0.17% of average daily net assets over $1 billion
Equity Income Sleeve:
0.34% of average daily net assets

*In the event J.P. Morgan invests Trust assets in other pooled investment vehicles it manages or subadvises, J.P. Morgan will waive its subadvisory fee for the Trust in an amount equal to the acquired fund fee paid to J.P. Morgan with respect to the Trust assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan in the AST Preservation Asset Allocation Portfolio will be aggregated with the assets managed by J.P. Morgan in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Capital Growth Asset Allocation Portfolio; (iii) the AST Academic Strategies Asset Allocation Portfolio; and (iv) the AST Large-Cap Core Portfolio.

Dated as of: May 13, 2021

EXHIBIT J

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 19th day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Co-Managers' oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust's Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Trust's securities holdings unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser's duties hereunder to the Subadviser, the Subadviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co- Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser's management of the Trust's assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission ("CFTC") and National Futures Association (the "NFA") as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the "CEA"), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Trust's portfolio and the performance of the Trust's portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action. The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i)The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust's portfolio investments and determining the Trust's net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co- Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust's pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust's Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j- l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser). The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act. The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members. The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B. Co-Managers hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust's portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(b)The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b). At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's employees and/or agents who require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust's and/or Co-Managers' Confidential Information and any of the Trust's and/or the Co-Managers' Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust's or Co-Managers' Confidential Information that has occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co- Managers and the Co-Managers' designated representatives throughout the investigation of the Security Incident. The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser's relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser's duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust's registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Carol Geremia

Name: Carol Geremia

Title: President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Balanced Asset Allocation	0.30% of average daily net assets to $100 million;
Portfolio	0.285% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.25% of average daily net assets over $500 million

*In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the AST Balanced Asset Allocation Portfolio will be aggregated with the assets managed by MFS in: (i) the AST Capital Growth Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; and (iii) the AST Academic Strategies Asset Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT K

ADVANCED SERIES TRUST

AST Capital Growth Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 19th day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Co-Managers' oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust's Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Trust's securities holdings unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser's duties hereunder to the Subadviser, the Subdviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended

(the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co- Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser's management of the Trust's assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission ("CFTC") and National Futures Association (the "NFA") as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the "CEA"), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Trust's portfolio and the performance of the Trust's portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action. The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i)The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust's portfolio investments and determining the Trust's net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co- Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust's pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust's Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j- l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser). The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act. The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members. The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B. Co-Managers hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust's portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(b)The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b). At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's employees and/or agents who require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust's and/or Co-Managers' Confidential Information and any of the Trust's and/or the Co-Managers' Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust's or Co-Managers' Confidential Information that has occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co- Managers and the Co-Managers' designated representatives throughout the investigation of the Security Incident. The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser's relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser's duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust's registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Carol Geremia

Name: Carol Geremia

Title: President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Capital Growth Asset	0.30% of average daily net assets to $100 million;
Allocation Portfolio	0.285% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.25% of average daily net assets over $500 million

*In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the AST Capital Growth Asset Allocation Portfolio will be aggregated with the assets managed by MFS in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Preservation Asset Allocation Portfolio; and (iii) the AST Academic Strategies Asset Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT L

ADVANCED SERIES TRUST

AST Preservation Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 19th day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Co-Managers' oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Co-Managers and/or the Trust's Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Trust's securities holdings unless otherwise directed in writing by the Co-Managers. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing. The Co-Managers shall provide Subadviser with timely copies of any updated Trust Documents. Until the Co-Managers or the Trust delivers any Trust Document regarding the management of the Trust or the Subadviser's duties hereunder to the Subadviser, the Subdviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Co-Managers or the Trust to the Subadviser.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Co-Managers or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co- Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Trust's status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser's management of the Trust's assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. The parties acknowledge and agree that the Subadviser is not a custodian of the Trust assets and will not take possession or custody of such assets.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures, authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Co-Managers acknowledge that Subadviser is registered with the Commodity Futures Trading Commission ("CFTC") and National Futures Association (the "NFA") as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Trust as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Trust in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the "CEA"), and all rules and regulations promulgated thereunder. The Co-Managers represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Co-Managers have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Trust and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Trust's portfolio and the performance of the Trust's portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. It shall be the sole responsibility of the Co-Managers to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Co-Managers to the extent necessary for the Co-Managers to pursue or participate in any such action. The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Co-Managers or the Trust brought by or against third parties, including lawsuits and legal actions brought by or against the Co-Managers or the Trust relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Trust during the term of the Agreement on behalf of the Co-Managers or the Trust and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i)The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Trust's portfolio investments and determining the Trust's net asset value per share; and (ii) to promptly notify the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Trust's valuation procedures. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co- Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser is not the Trust's pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust's Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Co-Managers for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon determination of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written reasonable request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j- l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser). The Co-Managers shall provide on an on-going basis a list of all affiliates of the Co-Managers and the Trust, including publicly traded affiliates of the Co-Managers that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Co-Managers for reporting transactions under applicable provisions of the 1940 Act. The Co-Managers represent and warrant that the Trust (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Trust is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members. The Co-Managers agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Co-Managers hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B. Co-Managers hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Co-Managers as required by applicable law.

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Trust's portfolio holdings) of the other party or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(b)The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section 4(b). At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's employees and/or agents who require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Trust's and/or Co-Managers' Confidential Information and any of the Trust's and/or the Co-Managers' Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Co-Managers.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust's or Co-Managers' Confidential Information that has occurred (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers a summary of the Security Incident; (ii) assist communicate, and cooperate with the Co- Managers and the Co-Managers' designated representatives throughout the investigation of the Security Incident. The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Co-Managers to discuss the matter, and shall cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser's relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Trust's portfolio as delegated to the Subadviser by the Co-Managers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser. The Subadviser's duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Trust's registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Carol Geremia

Name: Carol Geremia

Title: President

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS), PGIM Investments LLC and AST Investment Services, Inc. will pay MFS a subadvisory fee on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Preservation Asset Allocation	0.30% of average daily net assets to $100 million;
Portfolio	0.285% of the next $150 million of average daily net assets;
0.27% of the next $250 million of average daily net assets;
0.25% of average daily net assets over $500 million

*In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the AST Preservation Asset Allocation Portfolio will be aggregated with the assets managed by MFS in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Capital Growth Asset Allocation Portfolio; and (iii) the AST Academic Strategies Asset Allocation Portfolio.

Dated as of: May 19, 2021

EXHIBIT M

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 14 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company LLP, a Delaware limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the "Account"), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Account as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Account as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash and shall have full power and authority to act on behalf of the Trust with respect to the purchase, sale, exchange, conversion or other transactions in any and all stocks, bonds, other securities cash or currencies, and other Account assets. The Subadviser, upon written consent by the Co-Managers, may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Subadviser will remain responsible for the performance of its obligations under the Agreement and  shall be  responsible to the Co-Managers for the acts and omissions of any affiliate to the same extent as it is for its own acts and omissions.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and, as applicable, will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser timely with copies of any updated Trust Documents. The Subadviser shall have a reasonable period to comply with instructions and/or bring the Account into compliance with any changes to the Trust Documents. The Co-Managers covenant that any instructions or modifications to Trust Documents shall be consistent with the provisions of law, regulatory policies and organizational documents applicable to the Trust.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Account , as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. The Subadviser's broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the

Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable over time and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian ("Custodian") on each business day with information relating to all transactions concerning the Account, and shall provide the Co-Managers with such information upon request of the Co-Managers. All transactions will be consummated by payment to, or delivery by the Custodian, of all cash and/or securities due to or from the Account according to local market settlement conventions. The Subadviser shall not act as custodian for the Account. Notwithstanding any other provision in this Agreement, the Subadviser shall not hold, directly or indirectly, funds or securities contained in the Account or have any authority to obtain possession of them.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Account or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. The Co-Managers acknowledge that Subadviser, while registered, may rely on exemptions from registration as to some accounts it advises including the Account, upon written notice to Co-Managers. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could reasonably lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that is material to Subadviser's ability to perform investment management services pursuant to this Agreement.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser will notify the Co-Managers of any additions to or withdrawals of corporate partners of the Subadviser within a reasonable time after such additions or withdrawals.

(i)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Account , subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and shall vote such proxies in accordance with Subadviser's Global Proxy Voting Policies and Procedures, as may be amended from time to time. The Co-Managers authorize the Subadviser to instruct the Custodian to forward promptly to the Subadviser copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Account (other than materials relating to legal proceedings.) The Co-Managers and the Trust agree that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner.

(j)The Subadviser will not compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Subadviser shall provide reasonable assistance as the Trust or Co-Managers may reasonably request in any matter relating to legal proceedings relating to the investments and securities held in the Account that Subadviser supervises. Such assistance, will include, but will not be limited to, providing necessary data in the possession of Subadviser relating to the Account, assisting with interrogatories, and if necessary, providing testimony.

(k)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers acknowledge that the Subadviser is not the official pricing agent with respect to the Trust's portfolio investments.

(l)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Account required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(m)The Subadviser shall comply with the provisions of the Trust's Documents provided to the Subadviser by the Co-Managers that are applicable to the Subadviser. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(n)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Account managed by the Subadviser, cash requirements and cash available for investment in the Account, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures intended to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall notify the Co-Managers as soon as practicable if the Subadviser is in material breach of this Section. At the Co-Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section. For the avoidance of doubt, Subadviser may disclose Confidential Information where disclosure is required or permitted by law or requested by any governmental or regulatory authority that may have jurisdiction over either party,  provided that  the Subadviser gives the Co-Managers prompt written notice of such requirement prior to such disclosure, to the extent feasible and permitted by law, and assistance in obtaining an order protecting the information from public disclosure as necessary.

The Co-Managers and Trust agree not to make use of the investment decisions or recommendations of the Subadviser, other than with respect to the Account, without the prior written consent of the Subadviser. In addition, the Co-Manager and the Trust shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the investment decisions or recommendations of the Subadviser shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that could reasonably be foreseen to weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's roles which require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)Except with respect to applicable legal prohibitions and compliance with requests from law enforcement, Subadviser confirms that upon any potential or actual known security breach Subadviser will:

1.promptly investigate such breach or potential breach,

2.promptly notify the Co-Managers of such breach or potential breach if the investigation reveals a likelihood that Co- Manager's Confidential Information was materially affected, such notification targeted to occur within 48 hours (two business days), but no later than 72 hours (three business days) after such breach has been identified determination, and,

3.implement necessary corrective actions. Such corrective actions shall include:

i.performing an analysis to determine the cause of the security breach;

ii.providing the Co-Managers with a report detailing the cause of the security breach and the material involved;

iii.promptly remedying or mitigating the security breach to a commercially reasonable extent; and

iv.reasonable cooperation with the Co-Managers and its designees and with any civil or criminal authority in any investigation or action related to the unauthorized, unlawful or accidental access, use, processing, disclosure, transfer destruction, loss or alteration.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

5.Other than as set forth in this Agreement, the Subadviser will not engage any third party to provide services to the Account as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers, other than as necessary to perform administrative or ancillary services for the Account, including security and cash reconciliation, portfolio pricing and corporate action processing. The Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of such agents. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, Subadviser  shall be  responsible to the Co-Managers for the acts and omissions of the third-party service provider to the same extent as it is for its own acts and omissions to the same extent that Subadviser would be responsible for its own actions or inactions. Furthermore, the Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the prospectus and/or instructions from the Co-Managers, and the Subadviser shall not be held responsible for any losses resulting from non-compliance with the prospectus or Co-Manager instructions where the Subadviser has reasonably relied on information provided by third-party data service providers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement, as applicable, with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, MA 02210, Attention: Legal and Compliance.

The Co-Managers consent to electronic delivery of any reports or other information that may be requested by the Co-Managers or the Trust or is required to be delivered by the Subadviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Subadviser's Form ADV and any updates thereto, and the Co-Managers represent that they have the means to, and will access, such disclosures in electronic format and the Subadviser shall provide the Co-Managers with hard copies of any such disclosures upon request. The Co-Managers may revoke this consent upon written notice to Subadviser.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.Except as otherwise specified in the Trust Documents, the Subadviser will provide investment management services for the Account without regard to any tax consequences that may result from any action taken or omitted by Subadviser on behalf of the Account. Neither the Subadviser nor any of its affiliates provide tax advice in connection with investment of the assets in the Account, and the Co-Managers are responsible for determining and paying any taxes owed with respect to the activities of the Account.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12.The Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

13.This Agreement shall be governed by the laws of the State of New York. If any court of competent jurisdiction at any time holds that any provision in this Agreement is invalid or unenforceable in whole or in part, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement which will remain in full force and effect. The parties shall use their reasonable efforts to agree on a new provision which will, as far as possible, achieve the same purpose as the provision that is held invalid or unenforceable.

14.No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

15.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.The parties agree that this Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ Steven Muson

Name: Steven Muson

Title: Senior Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company LLP (Wellington Management), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Wellington Management a subadvisory fee on the net assets managed by Wellington Management that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Balanced Asset Allocation Portfolio	0.19% of average daily net assets

*In the event Wellington Management invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Wellington Management will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Wellington Management with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: May 14, 2021

EXHIBIT N

ADVANCED SERIES TRUST

AST Capital Growth Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 14 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company LLP, a Delaware limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the "Account"), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Account as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Account as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash and shall have full power and authority to act on behalf of the Trust with respect to the purchase, sale, exchange, conversion or other transactions in any and all stocks, bonds, other securities cash or currencies, and other Account assets. The Subadviser, upon written consent by the Co-Managers, may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Subadviser will remain responsible for the performance of its obligations under the Agreement and  shall be  responsible to the Co-Managers for the acts and omissions of any affiliate to the same extent as it is for its own acts and omissions.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and, as applicable, will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser timely with copies of any updated Trust Documents. The Subadviser shall have a reasonable period to comply with instructions and/or bring the Account into compliance with any changes to the Trust Documents. The Co-Managers covenant that any instructions or modifications to Trust Documents shall be consistent with the provisions of law, regulatory policies and organizational documents applicable to the Trust.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Account , as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. The Subadviser's broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable over time and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian ("Custodian") on each business day with information relating to all transactions concerning the Account, and shall provide the Co-Managers with such information upon request of the Co-Managers. All transactions will be consummated by payment to, or delivery by the Custodian, of all cash and/or securities due to or from the Account according to local market settlement conventions. The Subadviser shall not act as custodian for the Account. Notwithstanding any other provision in this Agreement, the Subadviser shall not hold, directly or indirectly, funds or securities contained in the Account or have any authority to obtain possession of them.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Account or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. The Co-Managers acknowledge that Subadviser, while registered, may rely on exemptions from registration as to some accounts it advises including the Account, upon written notice to Co-Managers. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could reasonably lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that is material to Subadviser's ability to perform investment management services pursuant to this Agreement.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser will notify the Co-Managers of any additions to or withdrawals of corporate partners of the Subadviser within a reasonable time after such additions or withdrawals.

(i)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Account , subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and shall vote such proxies in accordance with Subadviser's Global Proxy Voting Policies and Procedures, as may be amended from time to time. The Co-Managers authorize the Subadviser to instruct the Custodian to forward promptly to the Subadviser copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Account (other than materials relating to legal proceedings.) The Co-Managers and the Trust agree that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner.

(j)The Subadviser will not compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Subadviser shall provide reasonable assistance as the Trust or Co-Managers may reasonably request in any matter relating to legal proceedings relating to the investments and securities held in the Account that Subadviser supervises. Such assistance, will include, but will not be limited to, providing necessary data in the possession of Subadviser relating to the Account, assisting with interrogatories, and if necessary, providing testimony.

(k)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers acknowledge that the Subadviser is not the official pricing agent with respect to the Trust's portfolio investments.

(l)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Account required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(m)The Subadviser shall comply with the provisions of the Trust's Documents provided to the Subadviser by the Co-Managers that are applicable to the Subadviser. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(n)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Account managed by the Subadviser, cash requirements and cash available for investment in the Account, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures intended to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall notify the Co-Managers as soon as practicable if the Subadviser is in material breach of this Section. At the Co-Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section. For the avoidance of doubt, Subadviser may disclose Confidential Information where disclosure is required or permitted by law or requested by any governmental or regulatory authority that may have jurisdiction over either party,  provided that  the Subadviser gives the Co-Managers prompt written notice of such requirement prior to such disclosure, to the extent feasible and permitted by law, and assistance in obtaining an order protecting the information from public disclosure as necessary.

The Co-Managers and Trust agree not to make use of the investment decisions or recommendations of the Subadviser, other than with respect to the Account, without the prior written consent of the Subadviser. In addition, the Co-Manager and the Trust shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the investment decisions or recommendations of the Subadviser shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that could reasonably be foreseen to weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's roles which require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)Except with respect to applicable legal prohibitions and compliance with requests from law enforcement, Subadviser confirms that upon any potential or actual known security breach Subadviser will:

1.promptly investigate such breach or potential breach,

2.promptly notify the Co-Managers of such breach or potential breach if the investigation reveals a likelihood that Co- Manager's Confidential Information was materially affected, such notification targeted to occur within 48 hours (two business days), but no later than 72 hours (three business days) after such breach has been identified determination, and,

3.implement necessary corrective actions. Such corrective actions shall include:

i.performing an analysis to determine the cause of the security breach;

ii.providing the Co-Managers with a report detailing the cause of the security breach and the material involved;

iii.promptly remedying or mitigating the security breach to a commercially reasonable extent; and

iv.reasonable cooperation with the Co-Managers and its designees and with any civil or criminal authority in any investigation or action related to the unauthorized, unlawful or accidental access, use, processing, disclosure, transfer destruction, loss or alteration.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

5.Other than as set forth in this Agreement, the Subadviser will not engage any third party to provide services to the Account as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers, other than as necessary to perform administrative or ancillary services for the Account, including security and cash reconciliation, portfolio pricing and corporate action processing. The Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of such agents. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, Subadviser  shall be  responsible to the Co-Managers for the acts and omissions of the third-party service provider to the same extent as it is for its own acts and omissions to the same extent that Subadviser would be responsible for its own actions or inactions. Furthermore, the Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the prospectus and/or instructions from the Co-Managers, and the Subadviser shall not be held responsible for any losses resulting from non-compliance with the prospectus or Co-Manager instructions where the Subadviser has reasonably relied on information provided by third-party data service providers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement, as applicable, with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, MA 02210, Attention: Legal and Compliance.

The Co-Managers consent to electronic delivery of any reports or other information that may be requested by the Co-Managers or the Trust or is required to be delivered by the Subadviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Subadviser's Form ADV and any updates thereto, and the Co-Managers represent that they have the means to, and will access, such disclosures in electronic format and the Subadviser shall provide the Co-Managers with hard copies of any such disclosures upon request. The Co-Managers may revoke this consent upon written notice to Subadviser.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.Except as otherwise specified in the Trust Documents, the Subadviser will provide investment management services for the Account without regard to any tax consequences that may result from any action taken or omitted by Subadviser on behalf of the Account. Neither the Subadviser nor any of its affiliates provide tax advice in connection with investment of the assets in the Account, and the Co-Managers are responsible for determining and paying any taxes owed with respect to the activities of the Account.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12.The Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

13.This Agreement shall be governed by the laws of the State of New York. If any court of competent jurisdiction at any time holds that any provision in this Agreement is invalid or unenforceable in whole or in part, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement which will remain in full force and effect. The parties shall use their reasonable efforts to agree on a new provision which will, as far as possible, achieve the same purpose as the provision that is held invalid or unenforceable.

14.No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

15.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.The parties agree that this Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ Steven Muson

Name: Steven Muson

Title: Senior Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company LLP (Wellington Management), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Wellington Management a subadvisory fee on the net assets managed by Wellington Management that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Capital Growth Asset Allocation	0.19% of average daily net assets
Portfolio

*In the event Wellington Management invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Wellington Management will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Wellington Management with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: May 14, 2021

EXHIBIT O

ADVANCED SERIES TRUST

AST Preservation Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 14 day of May, 2021 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company LLP, a Delaware limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the "Account"), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Account as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of the Account as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash and shall have full power and authority to act on behalf of the Trust with respect to the purchase, sale, exchange, conversion or other transactions in any and all stocks, bonds, other securities cash or currencies, and other Account assets. The Subadviser, upon written consent by the Co-Managers, may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Subadviser will remain responsible for the performance of its obligations under the Agreement and  shall be  responsible to the Co-Managers for the acts and omissions of any affiliate to the same extent as it is for its own acts and omissions.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and, as applicable, will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser timely with copies of any updated Trust Documents. The Subadviser shall have a reasonable period to comply with instructions and/or bring the Account into compliance with any changes to the Trust Documents. The Co-Managers covenant that any instructions or modifications to Trust Documents shall be consistent with the provisions of law, regulatory policies and organizational documents applicable to the Trust.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Account , as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. The Subadviser's broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable over time and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian ("Custodian") on each business day with information relating to all transactions concerning the Account, and shall provide the Co-Managers with such information upon request of the Co-Managers. All transactions will be consummated by payment to, or delivery by the Custodian, of all cash and/or securities due to or from the Account according to local market settlement conventions. The Subadviser shall not act as custodian for the Account. Notwithstanding any other provision in this Agreement, the Subadviser shall not hold, directly or indirectly, funds or securities contained in the Account or have any authority to obtain possession of them.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Account or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. The Co-Managers acknowledge that Subadviser, while registered, may rely on exemptions from registration as to some accounts it advises including the Account, upon written notice to Co-Managers. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could reasonably lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that is material to Subadviser's ability to perform investment management services pursuant to this Agreement.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser will notify the Co-Managers of any additions to or withdrawals of corporate partners of the Subadviser within a reasonable time after such additions or withdrawals.

(i)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Account , subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and shall vote such proxies in accordance with Subadviser's Global Proxy Voting Policies and Procedures, as may be amended from time to time. The Co-Managers authorize the Subadviser to instruct the Custodian to forward promptly to the Subadviser copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Account (other than materials relating to legal proceedings.) The Co-Managers and the Trust agree that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner.

(j)The Subadviser will not compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Subadviser shall provide reasonable assistance as the Trust or Co-Managers may reasonably request in any matter relating to legal proceedings relating to the investments and securities held in the Account that Subadviser supervises. Such assistance, will include, but will not be limited to, providing necessary data in the possession of Subadviser relating to the Account, assisting with interrogatories, and if necessary, providing testimony.

(k)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers acknowledge that the Subadviser is not the official pricing agent with respect to the Trust's portfolio investments.

(l)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Account required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(m)The Subadviser shall comply with the provisions of the Trust's Documents provided to the Subadviser by the Co-Managers that are applicable to the Subadviser. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(n)The Subadviser shall keep the Trust's Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Account managed by the Subadviser, cash requirements and cash available for investment in the Account, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures intended to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall notify the Co-Managers as soon as practicable if the Subadviser is in material breach of this Section. At the Co-Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section. For the avoidance of doubt, Subadviser may disclose Confidential Information where disclosure is required or permitted by law or requested by any governmental or regulatory authority that may have jurisdiction over either party,  provided that  the Subadviser gives the Co-Managers prompt written notice of such requirement prior to such disclosure, to the extent feasible and permitted by law, and assistance in obtaining an order protecting the information from public disclosure as necessary.

The Co-Managers and Trust agree not to make use of the investment decisions or recommendations of the Subadviser, other than with respect to the Account, without the prior written consent of the Subadviser. In addition, the Co-Manager and the Trust shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the investment decisions or recommendations of the Subadviser shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that could reasonably be foreseen to weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's roles which require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)Except with respect to applicable legal prohibitions and compliance with requests from law enforcement, Subadviser confirms that upon any potential or actual known security breach Subadviser will:

1.promptly investigate such breach or potential breach,

2.promptly notify the Co-Managers of such breach or potential breach if the investigation reveals a likelihood that Co- Manager's Confidential Information was materially affected, such notification targeted to occur within 48 hours (two business days), but no later than 72 hours (three business days) after such breach has been identified determination, and,

3.implement necessary corrective actions. Such corrective actions shall include:

i.performing an analysis to determine the cause of the security breach;

ii.providing the Co-Managers with a report detailing the cause of the security breach and the material involved;

iii.promptly remedying or mitigating the security breach to a commercially reasonable extent; and

iv.reasonable cooperation with the Co-Managers and its designees and with any civil or criminal authority in any investigation or action related to the unauthorized, unlawful or accidental access, use, processing, disclosure, transfer destruction, loss or alteration.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

5.Other than as set forth in this Agreement, the Subadviser will not engage any third party to provide services to the Account as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers, other than as necessary to perform administrative or ancillary services for the Account, including security and cash reconciliation, portfolio pricing and corporate action processing. The Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of such agents. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, Subadviser  shall be  responsible to the Co-Managers for the acts and omissions of the third-party service provider to the same extent as it is for its own acts and omissions to the same extent that Subadviser would be responsible for its own actions or inactions. Furthermore, the Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the prospectus and/or instructions from the Co-Managers, and the Subadviser shall not be held responsible for any losses resulting from non-compliance with the prospectus or Co-Manager instructions where the Subadviser has reasonably relied on information provided by third-party data service providers.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement, as applicable, with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, MA 02210, Attention: Legal and Compliance.

The Co-Managers consent to electronic delivery of any reports or other information that may be requested by the Co-Managers or the Trust or is required to be delivered by the Subadviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Subadviser's Form ADV and any updates thereto, and the Co-Managers represent that they have the means to, and will access, such disclosures in electronic format and the Subadviser shall provide the Co-Managers with hard copies of any such disclosures upon request. The Co-Managers may revoke this consent upon written notice to Subadviser.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.Except as otherwise specified in the Trust Documents, the Subadviser will provide investment management services for the Account without regard to any tax consequences that may result from any action taken or omitted by Subadviser on behalf of the Account. Neither the Subadviser nor any of its affiliates provide tax advice in connection with investment of the assets in the Account, and the Co-Managers are responsible for determining and paying any taxes owed with respect to the activities of the Account.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12.The Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

13.This Agreement shall be governed by the laws of the State of New York. If any court of competent jurisdiction at any time holds that any provision in this Agreement is invalid or unenforceable in whole or in part, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement which will remain in full force and effect. The parties shall use their reasonable efforts to agree on a new provision which will, as far as possible, achieve the same purpose as the provision that is held invalid or unenforceable.

14.No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

15.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.The parties agree that this Agreement and any documents related hereto may be electronically signed. The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ Steven Muson

Name: Steven Muson

Title: Senior Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company LLP (Wellington Management), PGIM Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Wellington Management a subadvisory fee on the net assets managed by Wellington Management that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Preservation Asset Allocation	0.19% of average daily net assets
Portfolio

*In the event Wellington Management invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Wellington Management will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Wellington Management with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: May 14, 2021

EXHIBIT P

MANAGEMENT OF JENNISON ASSOCIATES LLC (JENNISON)

Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of June 30, 2021, Jennison managed in excess of $241.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Name & Address*	Position
David Alexander Hunt	Director
Taimur Hyat	Director

Jurgen Muhlhauser	Director
Jeffrey Todd Becker	Chairman, Director and Chief Executive Officer
Pamela Margaret Sinclair	Director
Kathleen Ann McCarragher	Managing Director, Head of Growth Equity and Director

Spiros Segalas	President, Chief Investment Officer and Director

*The principal mailing address of the principal executive officer and each director of Jennison is 466 Lexington Avenue, New York, New York 10017.

COMPARABLE FUNDS FOR WHICH JENNISON

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Jennison provide investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Jennison
(as of June 30, 2021)

N/A

P-1

EXHIBIT Q

MANAGEMENT OF PGIM, INC. (PGIM)

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of June 30, 2021, PGIM had approximately $1.51 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $954 billion in assets under management as of June 30, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of June 30, 2021, PGIM Limited managed approximately $58.6 billion in assets.

* PGIM Fixed Income's assets under management includes PGIM Limited's assets under management listed above.

Name & Address*	Position
David Alexander Hunt	Chairman, Director, President and Chief Executive Officer, PGIM
Allen Weaver	Director, Senior Managing Director and Vice President
David Durning	Senior Managing Director, President and CEO PGIM Real Estate Finance, Chairman Global
Debt Real Estate Businesses for PGIM and Vice President
Eric Adler-Collinet	Senior Managing Director, Chairman and CEO PGIM Real Estate Finance, Chairman PGIM
Real Estate Finance and Vice President

Jurgen Muhlhauser	Director, Vice President and Chief Financial Officer
Michael Lillard	Director, Senior Managing Director and Senior Vice President
Chad Earnst	Vice President and Chief Compliance Officer
Taimur Hyat	Chief Operating Officer and Vice President

Maureen Baker	Vice President and Chief Legal Officer, PGIM
Fialcowitz

*The principal mailing address of the principal executive officer and each director of PGIM is 655 Broad Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH PGIM

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which PGIM provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to PGIM
	(as of June 30, 2021)

Pru Series Fund: PGIM	$1,305.8	0.20%
Total Return Bond

AST Advanced Strategies	$881.6	0.20% on the first $500 million
Portfolio – PGIM Fixed		0.18% on the next $1.5 billion
Income core plus sleeve		0.16% thereafter

Q-1

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to PGIM
	(as of June 30, 2021)

PGIM Total Return Bond	$60,656.4	0.20% on the first $8 billion
		0.16% on the next $9.5 billion
		14.5% thereafter
PGIM Balanced Fund –	$389.4	0.20% of average daily net
core plus sleeve		assets managed by PGIM
		(Core Fixed Income/Futures
		assets only)
Multi-Managers Total	$2,928.7	0.14% on the first $500 million
Return Bond Strategies		0.10% on the next $9.5 billion
Fund (PGIM Sleeve)		0.09% thereafter

Fidelity Strategic Advisers	$2,410.2	0.14% on the first $500 million
Core Plus Fund (PGIM		0.10% on the next $9.5 billion
Sleeve)		0.09% thereafter

PGIM Global Total	$64.7	27.5% on the first $2 billion
Return (USD Hedged)		23.5% thereafter

Q-2

EXHIBIT R

MANAGEMENT OF QMA LLC (QMA)

QMA a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. QMA began managing multi-asset portfolios for institutional investors in 1975. As of June 30, 2021, QMA managed approximately $119.7 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Name & Address*	Position
Andrew Dyson	Chief Executive Officer and Director
David Hunt	Director
Adam Broder	Director
Linda Gibson	Director

Lawrence Marchese	Director
George Patterson	Director
Adam Kloczkowski	Director

*The principal mailing address of the principal executive officer and each director of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH QMA

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which QMA provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to QMA
	(as of June 30, 2021)

AST Prudential Growth	$18,446.5	For Asset Allocation Services:
Allocation Portfolio		0.04% of average daily net assets
		For Quantitative Equity Management:
		0.30% of average daily net assets to $1 billion;
		0.25% of average daily net assets on next $5 billion; and
		0.225% of average daily net assets over $6 billion
AST Prudential Flexible	$137.7	0.15% of average daily net assets for Asset Allocation services
Multi-Strategy Portfolio		0.15% of average daily net assets for Overlay Sleeve

R-1

EXHIBIT S

MANAGEMENT OF CLEARBRIDGE INVESTMENTS LLC (CLEARBRIDGE)

Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2021, ClearBridge's assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $198.5 billion, including $34.7 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Name & Address*	Position
Terrence James Murphy	President and Chief Executive Officer, Director
Barbara Brooke Manning	General Counsel and Chief Compliance Officer
Cynthia Karen List	Chief Financial Officer, Director
Scott Keith Glasser	Chief Investment Officer, Director

Jennifer M. Johnson	Director
Jed A. Plafker	Director

Gwen L. Shaneyfelt	Director
Matthew Nicholls	Director

*The principal mailing address of the principal executive officer and each director of ClearBridge is 620 Eighth Avenue, New York, New York 10018.

COMPARABLE FUNDS FOR WHICH CLEARBRIDGE

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which ClearBridge provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee
	(as of June 30, 2021)	Paid to ClearBridge

Proprietary Funds
		First $1 Billion	49.00 bps
ClearBridge Large Cap Growth Fund	$19,350.27	Next $1 Billion	47.60 bps
		Next $3 Billion	45.50 bps
		Next $5 Billion	42.00 bps
		Over $10 Billion	38.50 bps
		First $1 Billion	49.00 bps
ClearBridge Variable Large Cap Growth	$449.55	Next $1 Billion	47.60 bps
		Next $3 Billion	45.50 bps
Portfolio
		Next $5 Billion	42.00 bps

Non-Proprietary Funds		Over $10 Billion	38.50 bps

Guardian Large Cap Fundamental Growth VIP	$381.22	First $100 Million	30.00 bps
		Next $200 Million	27.00 bps
Fund
		Assets over $300 Million	25.00 bps

EQ ClearBridge Large Cap Growth Portfolio	$458.94	First $500 Million	35.00 bps
		Next $1.5 Billion	30.00 bps
		Assets over $2 Billion	25.00 bps
GuideStone Funds - Growth Equity Fund	$696.09	First $50 Million	38.00 bps
		Next $50 Million	35.00 bps

S-1

Fund	Net Assets in Millions
(as of June 30, 2021)

JNL ClearBridge Large Cap Growth Fund	$1,504.08

Morgan Stanley Pathway Funds Large Cap
$212.84
Equity Fund

Optimum Large Cap Growth Fund	$1,003.87

Morningstar U.S. Equity Fund	$412.59
Strategic Advisers Growth Fund	$1,403.12

Annual Rate of Advisory/Subadvisory Fee

Paid to ClearBridge

Next $100 Million	30.00 bps

Next $550 Million
27.00 bps

Assets over $750 Million
25.00 bps
First $100 Million	30.00 bps
Next $150 Million	27.50 bps
Next $250 Million	25.00 bps
Assets over $500 Million	22.50 bps
First $100 Million	34.00 bps

Assets over $100 Million
30.00 bps
First $100 Million	38.00 bps
Next $150 Million	33.00 bps
Next $250 Million	29.00 bps
Next $500 Million	27.00 bps
Next $500 Million	25.00 bps
Assets over $1.5 Billion	23.00 bps

First $500 Million
32.00 bps

Above $500 Million
29.00 bps
First $100 Million	35.00 bps
Next $150 Million	30.00 bps
Next $300 Million	25.00 bps
Next $450 Million	20.00 bps
Reset on all assets
over $1 Billion	21.50 bps

S-2

EXHIBIT T

MANAGEMENT OF J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. MORGAN)

J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2021, J.P. Morgan and its affiliated companies had approximately $2.57 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

Name & Address	Position
George Gatch*	Director/Chairman/Managing Director
JPMorgan Asset	Shareholder

Scott Richter***	Director/ Global Head of Equities/Managing Director
Paul Quinsee*	Director/AM CAO/Head of Global Client Services/Managing Director/Senior Business Manager
Andrew Powell*	Director/AM CAO/Head of Global Client Services/Managing Director/Senior Business Manager
John Donohue*	Director/President/CEO/ Head of Global Liquidity/Managing Director

Joy Dowd****	Director/Managing Director
Robert Michele*	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director
Anton Pil*	Director/Head of Global Alternatives/Managing Director
Craig Sullivan**	Director/Treasurer/CFO/Managing Director
Jedediah Laskowitz*	Head of Asset Management Solutions/Managing Director
John Oliva*	Chief Compliance Officer/Managing Director
Andrea Lisher*	Head of Americas, Client, Managing Director

*The principal mailing address of the principal executive officer and each director of J.P. Morgan is 277 Park Avenue New York, NY 10172.

**The principal mailing address of the principal executive officer and each director is of J.P. Morgan is 383 Madison Avenue New York, NY 10179.

***The principal mailing address of the principal executive officer and each director of J.P. Morgan is 1111 Polaris Parkway Columbus, OH 43240.

****The principal mailing address of the principal executive officer and each director of J.P. Morgan is 575 Washington Blvd Jersey City, NJ 07310.

COMPARABLE FUNDS FOR WHICH J.P. MORGAN

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which J.P. Morgan provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid
	(as of June 30, 2021)	to J.P. Morgan

AST Large Cap-Core Portfolio +	$487	(bundled fee across all accounts)
4 DAAP Sleeves		0.20% on first $500mm
		0.18% on next $500mm
		0.17% on balance
Client A	$1,116	0.20% on first $500mm
		0.18% on next $500mm
		0.17% on next $500mm
		0.15% on balance
Client B	$31	0.20%

Large Cap Core Strategy	$47,485	0.60% on first $25mm
		0.40% on balance
Equity Income 3 DAAP Sleeves	$522	(bundled fee across all accounts)
		0.34% on balance
Client A	$1,290	0.35% on first $500mm
		0.30% on next $100mm
		0.25% on next $250mm
		0.20% on next $200mm
		0.15% on balance
Equity Income Strategy	$67,880	0.60% on first $25mm
		0.40% on balance
	T-1

EXHIBIT U

MANAGEMENT OF MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $661 billion as of June 30, 2021.

Name & Address*	Position**
Carol W. Geremia	Director, President and Head of Global Distribution of MFS
Robert J. Manning	Director, Non-Executive Chairman and Chairman of the Board of Directors of MFS
Michael W. Roberge	Director, Chairman and Chief Executive Officer of MFS
Manjit Singh	Director of MFS

Melissa J. Kennedy	Director of MFS
Kevin D. Strain	Director of MFS
Edward M. Maloney	Executive Vice President and Chief Investment Officer of MFS
Jonathan N. Aliber	Executive Vice President and Chief Technology Officer of MFS
Heidi W. Hardin	Executive Vice President, General Counsel and Secretary of MFS
Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS

Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS
Martin J. Wolin	Chief Compliance Officer of MFS
Scott Chin	Treasurer of MFS

*The principal mailing address of the principal executive officer and each director of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

**Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds complex and/or officers or directors of certain MFS non-U.S. investment companies.

COMPARABLE FUNDS FOR WHICH MFS

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which MFS provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to MFS
(as of June 30, 2021)

MFS Blended Research	$435.8 million	Advisory Fee:
International Equity Fund		0.50% of the fund's average daily net assets annually up to $1 billion;
0.475% of the fund's average daily net assets annually in excess of
$1 billion and up to $2.5 billion; and
0.45% of the fund's average daily net assets annually in excess of
$2.5 billion.

U-1

EXHIBIT V

MANAGEMENT OF WELLINGTON MANAGEMENT COMPANY LLP (WELLINGTON)

Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2021, Wellington had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington is 280 Congress Street, Boston, Massachusetts 02210.

Name & Address*	Position
Jean M. Hynes	Chief Executive Officer
Stephen Klar	President

Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
James S. Peterson	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer

*The principal mailing address of the principal executive officer and each director of Wellington is 280 Congress Street, Boston, Massachusetts 02210, with the exception of Edward J. Steinborn whose principal mailing address is 100 Federal Street, Boston, Massachusetts 02210.

COMPARABLE FUNDS FOR WHICH WELLINGTON

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Wellington provides investment advisory and subadvisory services, other than the Portfolios:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to Wellington
(as of June 30, 2021)

N/A

V-1

EXHIBIT W

SHAREHOLDER INFORMATION

As of August 31, 2021, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of August 31, 2021, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Balanced Asset	PRUCO Life Insurance Company	213 Washington St	314,819,875.349/68.85%
Allocation Portfolio	Plaz Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor

	Pru Annuity Life Assurance Corp	213 Washington St	95,287,656.553/20.84%
	PALAC Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor
	PRUCO Life Insurance Company	213 Washington St	31,154,994.000/6.81%
	PLNJ Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor
AST Capital Growth	PRUCO Life Insurance Company	213 Washington St	363,467,399.258/65.87%
Asset Allocation Portfolio	Plaz Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor
	Pru Annuity Life Assurance Corp	213 Washington St	157,717,350.251/28.58%
	PALAC Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor
	PRUCO Life Insurance Company	213 Washington St	30,174,961.362/5.47%
	PLNJ Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor

AST Preservation Asset	PRUCO Life Insurance Company	213 Washington St	204,266,533.455/67.69%
Allocation Portfolio	Plaz Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor
	Pru Annuity Life Assurance Corp	213 Washington St	71,276,662.215/23.62%
	PALAC Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor

	PRUCO Life Insurance Company	213 Washington St	22,981,003.83/7.62%
	PLNJ Annuity	Newark, NJ 07102-0000
ATTN: Separate Accounts, 7th
Floor

W-1

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for each of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio (each, a Portfolio, and collectively, the Portfolios), each a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolios' website to review a complete copy of the Information Statement, which contains important information about the Portfolios' new subadvisers and new subadvisory agreements.

As discussed in the supplement dated February 8, 2021 and the Information Statement, at a meeting held on January 26-27, 2021, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolios (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with Jennison Associates LLC, PGIM, Inc. (PGIM), ClearBridge Investments, LLC, J.P. Morgan Investment Management, Inc., Massachusetts Financial Services Company, and Wellington Management Company LLP (collectively, the New Subadvisers), and with QMA LLC, the current subadviser to the Portfolios (QMA, and together with the New Subadvisers, the Subadvisers). PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolios, have entered into the New Subadvisory Agreements with each of the Subadvisers to replace the existing subadvisory agreements with QMA. In addition, PGIM and PGIM Limited, an indirect wholly-owned subsidiary of PGIM, have entered into a sub-subadvisory agreement for the Portfolios (the Sub-Subadvisory Agreement). Prior to August 1, 2021, QMA served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside QMA as subadvisers to the Portfolios. The New Subadvisory Agreements and the Sub-Subadvisory Agreement became effective August 1, 2021. The investment management agreement relating to the Portfolios has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolios.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolios are required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 17, 2021, to all shareholders of record as of the close of business on August 1, 2021. A copy of the Information Statement will remain on the Portfolios' website until December 16, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until December 16, 2021. To ensure prompt delivery, you should make your request no later than December 3, 2021. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed.

GENASTIS

Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.